                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the registrant /X/
Filed by a party other than the registrant / /

Check the appropriate box:
/X/ Preliminary proxy statement           / / Confidential,
                                              for Use of the Commission Only
/ / Definitive proxy statement                (as permitted by Rule 14a-6(e)(2))
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        THE COLUMBIA GAS SYSTEM, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        THE COLUMBIA GAS SYSTEM, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total Fee Paid:

- --------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     /X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
                                   $2,000
- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:
                Per Public Utility Holding Co. Act of 1935,
                Declaration on Form U-1, File No. 70-8565
- --------------------------------------------------------------------------------
     (3) Filing party:
                        The Columbia Gas System, Inc.
- --------------------------------------------------------------------------------
     (4) Date filed:
                        February 1, 1995
- --------------------------------------------------------------------------------

- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                                 File No. 1-1098
                                                       Revised Preliminary Proxy

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 April 28, 1995

You are cordially invited to attend the Annual Meeting of Stockholders of The Columbia Gas System, Inc., a Delaware corporation, which will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Friday, April 28, 1995, at 1 p.m. (EDT), to consider and act upon the following proposals:

        1. The election of five Directors, each to serve for a term of three years.

        2. The election of Arthur Andersen LLP as independent public accountants.

        3. The amendment of Articles Fourth and Eighth of the Certificate of Incorporation to:

                         i) eliminate certain covenants and provisions governing the Corporation's authorized preferred stock and provide that such terms be established by the Board of Directors when preferred stock is issued and

                         ii) change the par value of such preferred stock from $50 to $10 per share in order to permit issuance of such preferred stock pursuant to and in connection with a new shareholder rights plan.

        4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors fixed the close of business on February 28, 1995, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

PLEASE VOTE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

By order of the Board of Directors.
                                                             Daniel L. Bell, Jr.
                                                                  Secretary
Wilmington, Delaware
March 10, 1995


The Columbia Gas System, Inc.
20 Montchanin Road, P.O. Box 4020
Wilmington, Delaware 19807-0020

                                PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies made on behalf of the Board of Directors of The Columbia Gas System, Inc., a Delaware corporation (the "Corporation"), to be used at the Annual Meeting of Stockholders to be held on April 28, 1995.

On July 31, 1991, the Corporation and its wholly-owned subsidiary, Columbia Gas Transmission Corporation ("Columbia Transmission"), filed separate petitions seeking protection under Chapter 11 of the Federal Bankruptcy Code. Both companies are operating their businesses as debtors-in-possession under the jurisdiction of the United States Bankruptcy Court for the District of Delaware.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expense of transmitting copies of the proxy material to the beneficial owners of stock held in their names will be borne by the Corporation. The Corporation does not intend to solicit proxies other than by the use of the mails, but certain officers and regular employees of the Corporation or its subsidiaries, without additional expense, may use their personal efforts, by telephone or otherwise, to obtain proxies. Kissel-Blake Inc. has been retained to assist in the solicitation of broker and nominee proxies at a cost of approximately $13,000 plus out-of-pocket expenses.

A stockholder signing and returning a proxy has the power to revoke it at any time before the exercise thereof.

ANNUAL REPORT

An Annual Report for the year ended December 31, 1994, containing financial and other information about the Corporation and its subsidiaries, has been mailed to all stockholders of record.

VOTING SECURITIES OUTSTANDING

At the close of business on February 28, 1995, the record date for the meeting, the Corporation had outstanding 50,563,335 shares of Common Stock, each of which is entitled to one vote.

Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares as of the record date shall constitute a quorum. Votes cast at the Annual Meeting will be tabulated by inspectors of election appointed by the Corporation. Shares of stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard as to whether the proxy is marked as casting a vote or abstaining. Likewise, where the record holder has indicated on the proxy card or has otherwise notified the Corporation that it does not have power to vote shares represented by the proxy ("a broker non-vote"), the shares will be treated as present at the Annual Meeting for purposes of determining a quorum.

Other than with respect to the election of Directors, all other matters that come before the Annual Meeting require either an approval of the majority of the shares of stock present and entitled to vote thereon or, such as in the case of the amendment of the Certificate of Incorporation, a majority of the shares of stock outstanding. Therefore, abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes will be treated as shares not entitled to vote and will not be included in the calculation of the number of votes constituting a majority of shares present and entitled to vote.

1. ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. In the event a vacancy occurs on the Board of Directors, the remaining Directors are authorized to fill the vacancy for the unexpired term.

To be elected, a nominee must receive the affirmative vote of a plurality of the votes cast by the shares present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of Directors will not affect the election of the candidates receiving the plurality of the votes.

Five Directors are to be elected at the 1995 Annual Meeting.

CUMULATIVE VOTING FOR DIRECTORS entitles each stockholder to votes equal to the number of shares of stock the stockholder owns multiplied by the number of directors to be elected -- in this case five. All votes can be cast for one nominee or divided among more than one. A vote marked "withheld" from a nominee(s) on the proxy will not be treated as an indication of an intention to vote cumulatively. To vote cumulatively, the stockholder should write the name of the nominees for whom votes are withheld on the line provided and write "cumulate" or "vote all shares for other nominees" on the line as well. In a case where a proxy is signed but not marked, the proxies will not be voted cumulatively; shares will be voted for all nominees.


NOMINEES. It is the intention of the Proxies named in the enclosed form of proxy to vote all duly-executed proxies at this meeting, unless authority is withheld, for the election of the following five nominees: Richard F. Albosta; Malcolm Jozoff; George P. MacNichol, III; Gerald E. Mayo and Douglas E. Olesen. If, at the time of the meeting, any of the nominees named is not available to serve as a Director, the proxies may be voted for a substitute nominee designated by the Board or the Board may reduce the number of directors as authorized under the By-Laws.

INFORMATION REGARDING THE DIRECTORS (1)

                                                            FIRST            END OF           SHARES OF COMMON
NAMES OF DIRECTORS, PRINCIPAL OCCUPATION                    YEAR AS          CURRENT           STOCK OWNED
AND OTHER INFORMATION:                                      DIRECTOR         TERM              BENEFICIALLY
- ---------------------------------------------               --------         -------           ------------
NOMINEES FOR DIRECTOR FOR A NEW TERM TO
EXPIRE IN 1998 ARE:

*Richard F. Albosta, 58, Consultant since October,
1994.  Chairman, President and Chief Executive
Officer of Enserch Environmental Corporation, an
environmental services and remediation firm, from
January 1994 to October 1994.  President and Chief
Executive Officer since 1986 and Chairman since
1990 of Ebasco Services, Inc., an international
consulting, engineering, construction and
environmental services firm.                                  1995             1995                   0

*Malcolm Jozoff, 55, Chairman and Chief Executive
Officer of Lenox, Incorporated, a manufacturer of
consumer durables, since 1993.  Self-employed
Management Consultant on marketing and strategic
planning from July 1992 to October 1993.
Previously Group Vice President, The Procter &
Gamble Company and President - Health Care
Products, Procter & Gamble USA.  Director,                    1995             1995                1,000
Chemtrak, Inc.(2)

George P. MacNichol, III, 71, Private investor
since 1979.  Retired Officer and Director of
Libbey-Owens-Ford Company and retired Director of
Fifth Third Bank of Toledo, N.A.(3)                           1971             1995                 600

Gerald E. Mayo, 62, Chairman of the Board and
President of The Midland Life Insurance Company
(formerly The Midland Mutual Life Insurance
Company) since 1980.  President, Midland Financial
Services since December 29, 1994.  Chairman of the
Board of U.S. Health Corporation.  Director,
Compuserve, Inc.; HBO & Co. of Atlanta; Huntington
Bancshares Inc.; and Borror Corporation.                      1994             1995                 500

*Douglas E. Olesen, 56, President and Chief
Executive Officer of Battelle Memorial Institute,
an international technology organization since                1995             1995                   0
1987.


THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE NOMINEES.

- -------------------

* These directors, elected to the Board at the February, 1995 meeting of the Board of Directors, were designated to the class whose terms expire in 1995 in anticipation of vacancies created when the terms of Messrs. John D. Daly, Thomas S. Blair and Robert H. Hillenmeyer expire on April 28, 1995. Messrs. Blair and Hillenmeyer reached mandatory retirement age in 1994 and Mr. Daly has decided not to stand for re-election following his retirement as an officer of the Corporation.

CURRENT DIRECTORS WHO ARE NOT STANDING
FOR RE-ELECTION BECAUSE THEIR TERMS DO
NOT EXPIRE UNTIL 1996 ARE:

Robert H. Beeby, 63, Chairman of the Board of
Service America Corporation, a vending and food
service company, since 1992(4).  Former President
and Chief Executive Officer of Frito-Lay, Inc.
from 1989 through 1991 and Pepsi-Cola
International from 1984 to 1988. Director of
Church & Dwight Co., Inc. and Applied Extrusion               1993             1996                 1,000
Technologies, Inc.

Malcolm T. Hopkins, 66, Private investor since
1984.  Retired Vice Chairman, Chief Financial
Officer and Director of the former St. Regis
Corporation.  Director of Metropolitan Series
Fund, Inc. and MetLife Portfolios, Inc.; MAPCO,
Inc.; KinderCare Learning Centers, Inc.; EMCOR,
Inc.; and U.S. Home Corporation and Trustee of The
Biltmore Funds.                                               1982             1996                 5,512

William E. Lavery, 64, President Emeritus and
Professor, Virginia Polytechnic Institute and
State University; President from 1975 to 1987.
Director of First Union Corporation of Virginia
and Shenandoah Life Insurance Company.                        1985             1996                   750

William R. Wilson, 67, Private investor since
1992.  Retired Chairman of the Board and Chief
Executive Officer of Lukens Inc., manufacturer of
steel and industrial products.  Director of Acme
Metals Incorporated, Provident Mutual Life
Insurance Company, and L.F. Driscoll Co.                      1987             1996                 5,000


CURRENT DIRECTORS WHO ARE NOT STANDING
FOR RE-ELECTION BECAUSE THEIR TERMS DO
NOT EXPIRE UNTIL 1997 ARE:

Wilson K. Cadman, 67, Private investor since 1992.
Former Chairman, President and Chief Executive
Officer, Kansas Gas & Electric Company and retired
Vice Chairman of Western Resources, Inc.
Director, El Paso Electric Co., Inc. and
Clark/Bardes Companies.                                       1993             1997                   0

John H. Croom, 62, Chairman of the Board,
President and Chief Executive Officer of the
Corporation since August 1984.                                1981             1997               34,862(5)

James P. Heffernan, 49, Managing Director and
President of Whitman Heffernan Rhein & Co., Inc.,
investment advisory and merchant banking firm
since 1987.  Chief Operating Officer and Director
of Danielson Holding Corporation since 1990 and
Director of its subsidiary, Danielson Trust
Company, since 1993.  Director and President of
Herman's Holdings, Inc. and Director of its
subsidiary, Herman's Sporting Goods, Inc., since              1993             1997                     0
1993.

Ernesta G. Procope, 65, President and Chief
Executive Officer, E. G. Bowman Co., Inc.,
commercial insurance brokerage firm, since 1953.
Director of Avon Products, Inc. and Chubb
Corporation.                                                  1979             1997                 1,161

James R. Thomas, II, 69, Private investor since
1983.  Retired President and Chief Executive
Officer of Carbon Industries, Inc.  Director of
One Valley Bank, N.A.; Camcare, Inc.; and                     1990             1997                   300
Shoney's, Inc.


(1) After the announcement in June, 1991 of the Corporation's and Columbia Transmission's financial difficulties, seventeen complaints were filed in the United States District Court for the District of Delaware purporting to be class actions and alleging violations of certain antifraud provisions of the federal securities laws and Delaware law. These actions have now been consolidated pursuant to a consolidated and amended complaint. In addition, three derivative actions were filed in Delaware Chancery Court alleging that Directors had breached their fiduciary duty. All Directors holding office as of the date that bankruptcy petitions were filed and some officers of the Corporation have been named defendants in both the securities and derivative suits. These suits are currently stayed.


(2) In 1993, in connection with a civil proceeding brought by the Securities and Exchange Commission, Mr. Jozoff consented, without admitting or denying the allegations, to the entry of an order enjoining him from violating Section 10(b) of the Securities Exchange Act of 1934.


(3) It is expected that Mr. MacNichol will retire from the Board after he reaches the mandatory retirement age for Directors in August, 1995.

(4) In 1992, when Mr. Beeby had been with Service America Corporation for two months, Service America Corporation filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

(5) Includes 14,433 shares, which is an estimate of the shares of Common Stock of the Corporation held by the Trustee under the Employees' Thrift Plan attributable to the interest of Mr. Croom. Does not include shares of Common Stock covered under exercisable options. This information is included in the stock option table on page 13.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth the beneficial ownership of Common Stock by stockholders who own greater than 5 percent of the outstanding shares as of February 10, 1995, by those of the five most highly-compensated current executive officers who are not Directors (see "Information Regarding Directors" for security ownership by Directors), and by all Directors and executive officers of the Corporation as a group. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

=================================================================================================================================
                                                                             (3)                                      (4)
      (1)                  (2)                                                                                     Percent of
   Title of          Name and Address                               Amount and Nature of                             Class
     Class                                                          Beneficial Ownership
                                             ===================================================================-----------------
                                                Shared         Sole        Shared         Sole
                                                Voting        Voting     Investment    Investment      Total
                                                 Power        Power         Power         Power        Owned
- ---------------------------------------------------------------------------------------------------------------------------------
    Common         Prudential Insurance
                     Corp. of America
                     Prudential Plaza          2,558,775     131,583      2,590,575      131,583     2,722,158        5.4%
                  Newark, NJ  07102-3777
- ---------------------------------------------------------------------------------------------------------------------------------
    Common           D. L. Bell, Jr.                                      12,611(1)                                    *
- ---------------------------------------------------------------------------------------------------------------------------------
    Common            J. P. Holland                                       2,811(1)                                     *
- ---------------------------------------------------------------------------------------------------------------------------------
    Common           M. W. O'Donnell                                      3,566(1)                                     *
- ---------------------------------------------------------------------------------------------------------------------------------
    Common             C. R. Tilley                                       7,267(1)                                     *
- ---------------------------------------------------------------------------------------------------------------------------------
    Common          L. W. Wallingford                                     6,593(1)                                     *
- ---------------------------------------------------------------------------------------------------------------------------------
                All Executive Officers and                              100,278
    Common        Directors (23 Persons)
                        as a Group                                                                                     *
=================================================================================================================================


(1) Includes an allocation of shares held by the Trustee of the Employees' Thrift Plan. Does not include shares of Common Stock covered by exercisable options. This information is shown on the stock option table on page 13.
 * Stock ownership (including exercisable options) as a percentage of class is less than 1 percent.

STANDING COMMITTEES OF THE BOARD

AUDIT COMMITTEE--The Audit Committee, which had three meetings during 1994, recommends to the Board of Directors the independent public accountants who are to examine the financial statements for the ensuing year; meets periodically with the independent public accountants to review the scope of their audits, the internal accounting controls, the operation of the Internal Audit Department and significant financial reporting matters; reviews management's plans for engaging the Corporation's independent public accountants for management advisory services; meets periodically with the Vice President and General Auditor to review the internal Audit Department charter, the annual program of audits and the Corporation's internal controls; and reviews issues with the independent public accountants, management and/or the Vice President and General Auditor which could have material impacts on the Corporation's financial position. Members are: Robert H. Beeby; Malcolm T. Hopkins, Chairman; George P. MacNichol, III; Ernesta G. Procope; and William R. Wilson.

COMPENSATION COMMITTEE--The Compensation Committee, which had four meetings during 1994, reviews and approves periodically a general compensation policy and salary structure for management and professional personnel, approves all changes in base salaries of officers of the Corporation and its subsidiaries who are in a position to exercise discretionary judgment which can substantively influence the affairs of the Corporation, oversees and administers incentive compensation programs in a manner consistent with the terms of such plans as approved by the Board of Directors, reviews and makes recommendations on changes in major benefit programs of the Corporation's subsidiaries, consults with and advises senior management on major policies affecting human resources and monitors plans for management development and succession planning for the Corporation and its subsidiaries. Members are:
Robert H. Beeby; Thomas S. Blair; Wilson K. Cadman, Chairman; James P. Heffernan; William E. Lavery; George P. MacNichol, III; and James R. Thomas, II.

EXECUTIVE COMMITTEE--The Executive Committee has the authority to act in the intervals between the meetings of the Board of Directors upon most matters requiring Board approval. During 1994, there were no meetings of the Executive Committee. Members are: Thomas S. Blair; John H. Croom, Chairman; Robert H. Hillenmeyer; and Malcolm T. Hopkins.

FINANCE COMMITTEE--The Finance Committee, which had two meetings during 1994, reviews and monitors the annual capital expenditure program, reviews financial plans and dividend policy, and reviews the management of investments of the Corporation's benefit plans. Members are: Wilson K. Cadman; James P. Heffernan; Robert H. Hillenmeyer; Gerald E. Mayo; Ernesta G. Procope; and William R. Wilson, Chairman.

CORPORATE GOVERNANCE COMMITTEE--The Corporate Governance Committee, which had three meetings during 1994, was established by the Board in June, 1993 to provide counsel to the Board in regard to Board organization, membership and function. The Committee is responsible to the Board for the review and recommendation of director candidates; the recommendation of a class of directors for election at the Annual Meeting of Stockholders; recommendations regarding director retirement age, tenure and removal for cause; review of all board committee charters and recommendations regarding their number, structure, membership and function; and recommendations involving succession planning for the Chairman of the Board, the Chief Executive Officer and other members of senior executive management. Members are: William E. Lavery; Gerald E. Mayo; and James R. Thomas, II, Chairman. Shareholders wishing to submit names of candidates for consideration by the Committee should contact Daniel L. Bell, Jr., Senior Vice President, Chief Legal Officer and Secretary, for a copy of the procedures to be followed.

AD HOC COMMITTEES

AD HOC BANKRUPTCY COMMITTEE -- An Ad Hoc Committee, which was established in 1991 to work with management in connection with the bankruptcy proceedings, met twelve times in 1994. Members are: James P. Heffernan, Malcolm T. Hopkins and William R. Wilson.

AD HOC SEARCH COMMITTEE -- At a meeting of the Board on December 15, 1993, an Ad Hoc Search Committee was established to search for a candidate for the position of Chairman and Chief Executive Officer. Members are: William E. Lavery, Chairman; Wilson K. Cadman; James P. Heffernan; Malcolm T. Hopkins; James R. Thomas, II; and William R. Wilson. The Committee met six times in 1994. Shareholders wishing to submit names of candidates for consideration by the Committee should contact Daniel L. Bell, Jr., Senior Vice President, Chief Legal Officer and Secretary, for a copy of the procedures to be followed.

STANDARD DIRECTORS' COMPENSATION


========================================================================================================
                     1994 Directors' Compensation for Board and Committee Meetings:
========================================================================================================
                                            Retainer             Meeting Fee            Chairman's Fee
                                               $                      $                       $
- --------------------------------------------------------------------------------------------------------
  Board                                     25,000                  1,000                     -
- --------------------------------------------------------------------------------------------------------
  Audit                                        -                    1,000                   3,000
- --------------------------------------------------------------------------------------------------------
  Compensation                                 -                    1,000                   3,000
- --------------------------------------------------------------------------------------------------------
  Executive                                  6,000                   800                      -
- --------------------------------------------------------------------------------------------------------
  Finance                                      -                    1,000                   3,000
- --------------------------------------------------------------------------------------------------------
  Corporate Governance                         -                    1,000                   3,000
- --------------------------------------------------------------------------------------------------------
  Ad Hoc Committees                            -                    1,000                     -
========================================================================================================

No officer received any compensation for services as a Director while also serving as an officer of the Corporation. The Board held eleven meetings during 1994. Each incumbent Director attended at least 75 percent of the total number of meetings of the Board and Board Committees on which he or she served.

The Corporation offers medical coverage to nonemployee Directors and pays the premium associated with their participation. The Corporation also reimburses them for the cost of Medicare Part B, if applicable.

Nonemployee Directors may elect to defer compensation for distribution at a later date. Deferred amounts will accrue interest at the rate for six-month Treasury bills and may be paid in a lump sum or in annual installments over ten years. Deferred amounts will be automatically paid in a lump sum following certain specified changes in control of the Corporation.

Each nonemployee Director with a minimum of five years' service on the Board who retires after attaining age 70 or becomes disabled will receive annual retirement payments equal to the amount of the annual retainer for Board service at the time of retirement. These payments will cease at the death of the Director unless the Director elected an actuarial equivalent option. In the event of certain specified changes in control of the Corporation, a Director (regardless of years of service on the Board) may elect a lump-sum payment equal to the present value of the retainer at the time of the election times the number of years of Board service, with a minimum of ten years.

DIRECTOR AND OFFICER SECURITIES REPORTS


The federal securities laws require the Corporation's Directors and Officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of any securities of the Corporation.



To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all greater than ten percent beneficial owners and all of the Corporation's Officers and Directors made all required filings during the fiscal year ended December 31, 1994 on a timely basis.


EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION REPORT TO STOCKHOLDERS

GENERAL - Through its Compensation Committee ("Committee"), the Board of Directors has developed an executive compensation philosophy and programs to implement that philosophy. These programs combine to form the basis of the Corporation's total compensation plan for senior management.

COMPENSATION PHILOSOPHY - The Board of Directors believes that total compensation is not only payment for services rendered to the Corporation but also a means to provide a strong motivational vehicle for the achievement of key financial and strategic goals. The Corporation provides executives with the opportunity to increase their total compensation above base salary through annual and longer-term incentive compensation programs. Incentive compensation goals are established such that their achievement will result in added value to the Corporation over reasonable periods of time. This is how compensation is linked to corporate performance. The Corporation's executive compensation program is designed to:

    -- provide annual cash compensation and benefit levels that target the median of the marketplace in similar-sized utility and industrial companies;

    -- maintain equitable relationships among the compensation levels established for all jobs within the Corporation;

    -- provide for the recognition of performance delivered year-to-year and over the long term; and

    -- ensure that appropriate controls are in place for compensation to be fully earned.

Because of the Corporation's size and integrated nature, a number of well-known utility and industrial executive compensation surveys are utilized to determine competitive remuneration for executives. Most of the companies in the S&P Natural Gas Utility Index are included in one or more of these surveys. However, no single executive compensation survey covers all of the companies in the S&P Natural Gas Utility Index.

The Corporation's incentive compensation programs were suspended in 1991 due to the reduction in the dividend on Common Stock and the filing for bankruptcy protection by the Corporation. This suspension has been continued through 1994 for stock-based incentive programs.

IMPLEMENTATION OF PHILOSOPHY - The Corporation's executive compensation program is administered by the Committee. The Committee is composed of seven independent, nonemployee Directors. The Corporation's executive "total compensation" program consists of the following:

    (1)  Base Salary Program,
    (2)  Annual Incentive Compensation Plan,
    (3)  Long-Term Incentive Plan,
    (4)  Performance Share Program,
    (5)  Benefit Plans, and
    (6)  Other Arrangements.

(1) Base Salary - A base salary range is established for each executive position based on an overall evaluation of the position's content and a comparison of compensation levels of similar positions in the external market. Competitive base salary levels are needed to attract and retain competent executives. Individual performance reviews are conducted at least annually and are used, along with the relative position of the individual's salary within the salary range, to determine if any increase to base salary is warranted. Increases are based on individual performance and are not automatic. Based on the utility and industrial compensation surveys referred to above, the base salary levels for the named executive officers as a group approximates the median for similar executives with corporations of similar size and complexity. A range of merit opportunities is pre-established on a uniform basis and the level of increase within that range is based on an assessment of an individual's management skills and achievement against a variety of pre-established corporate and operating company goals. These goals include specific Return on Invested Capital ("ROIC") performance measures as well as other organizational goals pertaining to their individual business unit. Each of the goals is weighted and assigned to each individual according to its importance and impact on the business unit. The achievement of financial measures is given high priority but the percentage will vary based on the individual's position within the organization.

(2) Annual Incentive Compensation Plan - This Plan, which was adopted in 1987, provides the opportunity for payment of cash awards to key employees for attainment of specific goals which contribute directly to the present and future financial health of the Corporation. The Committee determines eligibility and individual award opportunity levels and establishes annual corporate and subsidiary company performance targets. These targets include ROIC and other measures for improving stockholder value. Additionally, individual performance goals are established each year in accordance with business plans. Award opportunity levels may range from 15 percent to a maximum of 60 percent of base salary. The Plan provisions state that no award will be paid for any year in which the Corporation's dividend level is reduced. This Plan was suspended in mid-1991 and has continued in suspension through 1994. An interim cash performance award program was authorized by the Compensation Committee in 1992. Eligibility for consideration in the Interim Cash Performance Award Program is based on the individual's level of responsibility within the organization and ability to contribute to the financial performance of the company. The award opportunities for 1993 ranged from zero to 15 percent of an individual's annual salary based on performance against pre-set goals. In 1994 the maximum was increased to 20 percent. The higher the achievement and contribution to the company, the larger the potential award could be. Performance measures include specific ROIC financial targets as reflected in the company's strategic business plan and other organizational goals which can contribute to the success of the company. The award for 1993 performance was awarded in 1994. The award for 1994 performance will not be determined nor awarded until later in 1995.

(3) Long-Term Incentive Plan - The Long-Term Incentive Plan, which was adopted in 1986, provides additional incentives to officers and other key employees of System companies through the granting of incentive stock options, nonqualified stock options, stock appreciation rights and/or contingent stock awards. The Plan is administered by the Committee, no member of which is eligible to participate in the Plan. The Committee considers both organizational level and individual performance in determining eligibility and the number of shares to be awarded. This Plan was suspended in mid-1991 and has continued in suspension through 1994. The Committee at its December 20, 1994 meeting decided that it would be appropriate to resume this plan during 1995 and directed management to address any procedural or other requirements for implementation.

(4) Performance Share Program - This Program, which was adopted in 1990, provides for the payment of contingent stock awards to senior executives if specific predetermined financial targets are attained in future years. The objective of this Program is to focus executive attention on longer-term strategic performance. Two separate performance measures are used for this Plan. They are return on equity and total stockholder return equal to or better than the median of a peer group of companies in each of the three subsequent years. This program was suspended in mid-1991 and has continued in suspension through 1994.

(5) Benefit Plans - The Corporation maintains Thrift, Retirement, Medical, Dental, Long-Term Disability, Life Insurance and other benefit plans of general applicability. Federal regulations establish limits on the benefits which may be paid under Thrift and Retirement Plans qualified under the Internal Revenue Code. To maintain compliance, the Corporation caps benefits under the qualified plans at the required levels. To provide comparable benefits to more highly-compensated employees, the Corporation has established a Thrift Restoration Plan and a Pension Restoration Plan, both of which are nonqualified and unfunded. However, the Pension Restoration Plan may be funded through a trust arrangement at the election of the beneficiary once a threshold liability of $100,000 has been reached. The Compensation Committee views these supplemental plans as part of base compensation.

(6) Other Arrangements - When circumstances warrant, the Corporation can enter into agreements seeking to retain the services of experienced management during periods of financial uncertainty. Such agreements were entered into in July, 1991 and expired in 1993. In order to retain experienced management, the Compensation Committee authorized the execution of new agreements upon approval by the Bankruptcy Court. For a more detailed description of the agreements, please see "Employment and Retention Agreements" below.

Deductibility of Compensation


The Compensation Committee has reviewed the potential impact on the Corporation of Section 162(m) of the Internal Revenue Code ("IRC") which imposes a limit on tax deductions the Corporation may claim for annual compensation in excess of one million dollars paid to any of the five most highly compensated executive officers. The Committee has determined that under current compensation arrangements the impact of the Section 162(m) on the Corporation would be limited, if applicable at all, and, therefore, has decided not to take any action at this time to meet the requirements for an exemption for "performance based compensation." However, the Corporation's Long-Term Incentive Plan will terminate in 1995 and the Committee will reassess its position on the exemption provided for under IRC Section 162(m) at such time as a new plan may be proposed to the Corporation's stockholders.


EVALUATION PROCESS - Each year, the Board of Directors of the Corporation reviews and approves Strategic Business and Financial Plans for the Corporation and each of its subsidiaries. In addition to various business strategies, these plans include specific financial targets such as ROIC or other measures to evaluate whether stockholder value has increased.

The goals set forth in these Strategic Plans are the bases for performance of the CEO of the Corporation and other senior executives whose compensation falls under the direct purview of the Committee. Attainment of meaningful strategic objectives over reasonable time periods increases value to stockholders, and the increased compensation opportunities for executives are directly linked to the attainment of these objectives.

1994 Chief Executive Officer Pay

BASE SALARY - At its March 15, 1994 meeting the Compensation Committee of the Board of the Corporation decided that Mr. Croom's base salary should be increased to $692,000, a 4.9 percent annualized increase to be effective April 1, 1994. This merit increase was made within the guidelines established under Columbia's Executive Compensation Program as described in section 1 above. The increase was given in recognition for attainment of certain predetermined Corporate objectives and ROIC goals. This compensation action competitively positions his base pay within the established salary range and reflects the salary movement of similar positions in Columbia's peer group comparisons.

ANNUAL INCENTIVE PLAN - Under the provisions of the Interim Annual Incentive Plan as described in section 2 above, the Committee approved a cash award for Mr. Croom of $50,000 or approximately 7.7 percent of his base pay to recognize the attainment during 1993 of predetermined financial performance targets based primarily on corporate and operating company ROIC goals. This award was granted in accordance with Columbia's "Pay for Performance" compensation philosophy for its executives.


LONG-TERM INCENTIVE PLAN - No stock-based incentive awards were granted to Mr. Croom during 1994.

                            COMPENSATION COMMITTEE:

Wilson K. Cadman, Chairman                               James P. Heffernan
      Robert H. Beeby                                 George P. MacNichol, III
      Thomas S. Blair                                    James R. Thomas, II
     William E. Lavery

The compensation for services in all capacities paid during the year 1994 to the executive officers of the Corporation was as follows:

              S U M M A R Y   C O M P E N S A T I O N   T A B L E

- ---------------------------------------------------------------------------------------------------------------------------------
                                                                              Long-Term Compensation
                                      ANNUAL COMPENSATION         ---------------------------------------------------------------
                                                                               Awards                   Payouts
- ---------------------------------------------------------------------------------------------------------------------------------
         (a)             (b)         (c)              (d)               (f)                (g)            (h)              (i)
- ---------------------------------------------------------------------------------------------------------------------------------
       Name and
      Principal                                                      Restricted         Options -         LTIP          All Other
     Position (1)       Year        Salary           Bonus          Stock Awards          SARs          Payouts         Comp. (2)
- ---------------------------------------------------------------------------------------------------------------------------------
                                      $                $                 $                 #               $                $
- ---------------------------------------------------------------------------------------------------------------------------------
  J. H. CROOM           1994       682,000           -0-(3)             -0-                -0-            -0-            40,720
                        ---------------------------------------------------------------------------------------------------------
  Chairman, CEO         1993       652,000         50,000(4)            -0-                -0-            -0-            39,432
  & President           ---------------------------------------------------------------------------------------------------------
                        1992       615,725            -0-               -0-                -0-            -0-            13,732
- ---------------------------------------------------------------------------------------------------------------------------------
  D. L. BELL, JR.       1994       299,200           -0-(3)             -0-                -0-            -0-            17,908
                        ---------------------------------------------------------------------------------------------------------
  Senior Vice           1993       292,600         29,260(4)            -0-                -0-            -0-            17,584
  President, Chief      ---------------------------------------------------------------------------------------------------------
  Legal Officer &
  Secretary             1992       283,218            -0-               -0-                -0-            -0-            13,732
- ---------------------------------------------------------------------------------------------------------------------------------
  J. P. HOLLAND         1994       295,020           -0-(3)             -0-                -0-            -0-            13,167
                        ---------------------------------------------------------------------------------------------------------
  Chairman & CEO of     1993       273,180         32,782(4)            -0-                -0-            -0-            12,271
  Corporation's Gas     ---------------------------------------------------------------------------------------------------------
  Transmission          1992       256,900            -0-               -0-                -0-            -0-            10,299
  Segment
- ---------------------------------------------------------------------------------------------------------------------------------
  M. W. O'DONNELL       1994       286,025        79,290(3)(5)          -0-                -0-            -0-            12,741
                        ---------------------------------------------------------------------------------------------------------
  Senior Vice           1993       210,879         26,000(4)            -0-                -0-            -0-             9,135
  President &           ---------------------------------------------------------------------------------------------------------
  Chief Financial       1992       189,932         22,248(6)            -0-                -0-            -0-             7,908
  Officer
- ---------------------------------------------------------------------------------------------------------------------------------
  C. R. TILLEY          1994       345,175       349,600(3)(7)          -0-                -0-            -0-            20,622
                        ---------------------------------------------------------------------------------------------------------
  Chairman & CEO of     1993       331,900         30,000(4)            -0-                -0-            -0-            19,882
  Corporation's Gas     ---------------------------------------------------------------------------------------------------------
  Distribution
  Segment               1992       302,099            -0-               -0-                -0-            -0-            13,732
- ---------------------------------------------------------------------------------------------------------------------------------
  L. W. WALLINGFORD     1994       260,150        95,445(3)(5)          -0-                -0-            -0-            11,600
                        ---------------------------------------------------------------------------------------------------------
  Senior Vice           1993       238,700         28,644(4)            -0-                -0-            -0-            10,733
  President of          ---------------------------------------------------------------------------------------------------------
  Columbia Gas          1992       223,432         22,520(6)            -0-                -0-            -0-             9,966
  System Service
  Corporation
=================================================================================================================================


(1) Includes CEO and five most highly-compensated executives whose salary and bonus exceed $100,000 ("Named Executive Officers"). A fifth executive officer is included to avoid a one-year aberration in reporting due to special bonuses.
(2) Unless otherwise stated, reflects company contributions to the Employees' Thrift Plan which is qualified under the Internal Revenue Code and the Thrift Restoration Plan, a nonqualified plan.
(3) Amounts, if any, earned with respect to 1994 performance under Interim Cash Performance Award Program were not determined prior to the printing of this Proxy Statement and will be reported in the Proxy Statement for the 1996 Annual Meeting.
(4) Bonus paid in 1994 with respect to 1993 performance under Interim Cash Performance Award Program.
(5) Payment provided pursuant to Retention Agreement as described under "Employment and Retention Agreements."
(6) Received pursuant to the 1992 Interim Cash Performance Award Program (see "Compensation Committee of the Board of Directors Executive Compensation Report to Stockholders") when the individual was not a Named Executive Officer.
(7) Payment provided pursuant to Employment Agreement as described under "Employment and Retention Agreements."

====================================================================================================================================
                                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
====================================================================================================================================
                                         Individual Grants                                        Potential Realizable Value at
                                                                                               Assumed Annual Rates of Stock Price
                                                                                                   Appreciation for Option Term
====================================================================================================================================
(a)                   (b)                      (c)                       (d)            (e)           (f)                 (g)
====================================================================================================================================
Name             Options/SARs         % of Total Options/SARs        Exercise or     Expiration      5% ($)             10% ($)
                    Granted           Granted to Employees in        Base Price         Date
                                            Fiscal Year                ($/Sh)
- ------------------------------------------------------------------------------------------------------------------------------------
                                       ---NO STOCK OPTION GRANTS WERE MADE BY THE CORPORATION DURING 1994--
====================================================================================================================================



====================================================================================================================================
                                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                AND YEAR-END OPTION/SAR VALUES
====================================================================================================================================
            (a)                    (b)               (c)                      (d)                            (e)
====================================================================================================================================
                                                                     Number of Unexercised           Value of Unexercised
                                                                        Options/SARs at           In-the-Money Options/SARs
                                                                            Year-End                   at Year-End ($)
====================================================================================================================================
                               Number of        Value Realized            Exercisable/                   Exercisable/
           Name              Shares Acquired      ($)   (1)              Unexercisable                Unexercisable  (1)
                               on Exercise
====================================================================================================================================
        J. H. Croom                -0-               -0-                    95,600/0                         0/0
- ------------------------------------------------------------------------------------------------------------------------------------
       C. R. Tilley                -0-               -0-                    16,500/0                         0/0
- ------------------------------------------------------------------------------------------------------------------------------------
      D. L. Bell, Jr.              -0-               -0-                    23,400/0                         0/0
- ------------------------------------------------------------------------------------------------------------------------------------
       J. P. Holland               -0-               -0-                    10,960/0                         0/0
- ------------------------------------------------------------------------------------------------------------------------------------
     L. W. Wallingford             -0-               -0-                    14,490/0                         0/0
- ------------------------------------------------------------------------------------------------------------------------------------
      M. W. O'Donnell              -0-               -0-                    7,990/0                          0/0
====================================================================================================================================

(1) Market value of underlying securities at exercise or year-end, minus the exercise or base price.

PERFORMANCE GRAPH

The following graph demonstrates a five-year comparison of cumulative total returns for the Corporation, the S&P 500, and the S&P Natural Gas Utility Index.

               FIVE-YEAR COMPARISON OF CUMULATIVE TOTAL RETURN(A)

                                     =====
                                     CHART
                                     =====




                           =====================================================================
                           1989       1990        1991         1992        1993         1994
                             $          $          $            $            $           $
- ------------------------------------------------------------------------------------------------
  Columbia Gas              100        94.27        35.66       39.53        46.25       48.58
- ------------------------------------------------------------------------------------------------
  S&P 500 Index             100        96.89       126.42      136.05       149.76      151.74
- ------------------------------------------------------------------------------------------------
  S&P Natural Gas           100        87.53        76.10       84.06        99.81       95.21
  Utility Index
================================================================================================

(A) Assumes $100 invested on December 31, 1989 and reinvestment of dividends.

RETIREMENT INCOME PLAN - A noncontributory defined benefit pension plan is maintained for all employees of the Corporation's participating subsidiaries who are at least 21 years of age. The annual benefit (payable monthly) under the pension plan is based upon final average annual compensation and years of credited service. Final average annual compensation is calculated using base compensation (shown in the "Summary Compensation Table" as "Salary") paid to the employee for the highest 36 months of the last 60 months prior to retirement.

Estimated annual benefits payable upon retirement are as follows with respect to the specified remuneration and years of credited service.

 Estimated Annual Benefits as of January 1, 1995 from Retirement Income Plan(B)

                                   Representative Years of Credited Service (C)
   Final Average              --------------------------------------------------------
Annual Compensation              20          25           30          35          40
- -------------------           -------     -------      -------     -------     -------
        $                        $           $            $           $           $
     200,000                   57,858      72,322       86,787      91,787      96,787
     300,000                   87,858     109,822      131,787     139,287     146,787
     400,000                  117,858     147,322      176,787     186,787     196,787
     500,000                  147,858     184,822      221,787     234,287     246,787
     600,000                  177,858     222,322      266,787     281,787     296,787
     700,000                  207,858     259,822      311,787     329,287     346,787
     800,000                  237,858     297,322      356,787     376,787     396,787

(B)   Estimates are based upon a straight-life annuity and the assumptions that
      (a) the Corporation's present retirement plan will be maintained and (b) retirement will not occur before age 65. These benefits are not subject to deduction for social security or other charges. Should an annual benefit exceed limitations imposed by federal law, the excess will be paid by the participating subsidiary as a supplemental pension under the Pension Restoration Plan. If the supplemental pension liability exceeds $100,000, then this liability may be funded through a trust arrangement at the option of the individual. The following executive officers have elected to have their accrued supplemental pension funded through a trust arrangement. Contributions made in 1994 were as follows: Mr. Croom - $203,600; Mr. Tilley - $91,600; and Mr. Wallingford - $65,700. Messrs. Holland and O'Donnell's liabilities have not yet reached $100,000 so no contributions have been made on their behalf. Mr. Bell did not receive a contribution as his supplemental pension liability has been fully funded by earlier contributions. Such supplemental pensions are not available to these executives until retirement or termination of employment.


(C) As of January 1, 1995, the credited years of service for the individuals named in the Summary Compensation Table were as follows: Mr. Croom, 40 years; Mr. Tilley, 37 years; Mr. Bell, 36 years; Mr. Holland, 19 years; Mr. Wallingford, 39 years and Mr. O'Donnell, 23 years.


EMPLOYMENT AND RETENTION AGREEMENTS

Employment Agreements, which were effective July 19, 1991, for Messrs. J. H. Croom; D. L. Bell, Jr.; C. R. Tilley; and J. P. Holland, expired on July 18, 1993. The Compensation Committee, in order to retain incumbent management through the ongoing bankruptcy process, authorized the execution of modified Employment Agreements with the aforementioned four executives and Mr. R. L. Robinson, President of Columbia Gas Transmission Corporation, effective July 19, 1993. These contracts were approved by the Bankruptcy Court on October 20, 1993.

The Employment Agreements, executed in 1993 by the Corporation and Messrs. J.
H. Croom and D. L. Bell, Jr., each provide for retention payments equivalent to one year's base salary if the individual remains employed at the date of confirmation of the Corporation's reorganization plan by the Bankruptcy Court. The Employment Agreements with Messrs. J. P. Holland and R. L. Robinson provide for retention payments equivalent to one year's base salary if the individual is still in the employ of Columbia Gas Transmission Corporation or the Corporation at the date of confirmation by the Bankruptcy Court of a Plan of Reorganization for Columbia Gas Transmission Corporation. The Employment Agreement for Mr. C. R. Tilley, Chairman and CEO of the distribution companies, is a two-year agreement which expires July 19, 1995 and provides for the payment of an amount equivalent to one year's base pay on July 19, 1994.

Each Employment Agreement also states that the employee may treat his employment as terminated without cause if one of the following occurs: (1) a reduction in the employee's fixed salary or other benefits to which such employee is entitled (other than a reduction affecting all employees generally); (2) a liquidation, dissolution, consolidation or merger, or transfer of all or substantially all of the Corporation's assets (other than a transaction in which the successor corporation has a net worth equal to or greater than that of the Corporation and assumes the agreement and all its obligations and undertakings); or (3) a change in control of the Corporation (as defined in the agreement) or a material reduction of the employee's rank or responsibilities. In the event of such an election by an employee to treat the agreement as terminated or in the event of a termination by the Corporation not permitted by the agreement, the employee is entitled to continue to receive his fixed salary and specified fringe benefits for a period of 12 months but is not entitled to a retention award. If such a termination occurs during the 180-day period immediately following a change in control, the employee is entitled to receive, in lieu of the retention payments just described, a lump-sum termination payment equal to the present value of all amounts otherwise payable under the agreement (except certain fringe benefits), discounted by the interest rate specified in the agreement. In addition, if their employment is terminated other than for cause, Messrs. J. P. Holland and R. L. Robinson each would be entitled to receive supplemental income payments and medical/dental benefits from the first anniversary of the termination to the attainment of age 55, the earliest date under which they could qualify for retirement benefits under the Corporation's retirement program. These supplemental income payments approximate 60 percent of the annual pension income earned as of the date of execution of the employment agreements and payable at age 55.

As of January 1, 1995, annual salaries for the named executives with Employment Agreements are as follows: Mr. Croom - $692,000; Mr. Tilley - $349,600; Mr. Bell - $301,400; and Mr. Holland - $302,300.

On July 19, 1991, the Corporation entered into 31 Retention Agreements with key management employees of various subsidiary companies. These agreements provided for specified individual awards. Messrs. M. W. O'Donnell and L. W. Wallingford were holders of such a Retention Agreement providing for the payment of an award in the amount of $79,290 and $95,445, respectively on July 19, 1994, if he has continued to be in the employ of Columbia Gas System Service Corporation or the Corporation until that date. Both met that requirement as did the other 29 key management employees and these agreements expired and appropriate amounts were paid out on July 19, 1994.


2. ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

At the meeting, independent public accountants to examine the financial statements of the Corporation and its subsidiaries which will be included in the Annual Report to Stockholders for the year 1994 will also be elected. Arthur Andersen LLP has been recommended as such independent public accountants by the Board of Directors of the Corporation.

Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire and be available to respond to appropriate questions by stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

Unless they are otherwise directed by the stockholders, the Proxies intend to vote FOR Proposal 2.


3. AMENDMENT OF CERTIFICATE OF INCORPORATION TO FACILITATE IMPLEMENTATION OF SHAREHOLDER RIGHTS PLAN

INTRODUCTION


Your stock in the Corporation represents a stake in a major corporation with valuable assets. Management and the Board of Directors are concerned that the value of your stake could be unduly at risk because the market value of the common stock may be depressed from time to time due to the uncertainties created in the Corporation's Chapter 11 proceedings such as potential vulnerability of the Corporation's assets to Columbia Transmission Creditors arising as a result of litigation filed by the Official Committee of Creditors of Columbia Transmission. To alleviate that concern and with the objective of protecting the value of your stock, the Board of Directors adopted a shareholder rights plan subject to certain conditions described below.
However, your approval of an Amendment to the Certificate of Incorporation ("Charter") is required in connection with the implementation of that plan (the "Charter Amendment"). The Charter Amendment, which is more fully described below at page ___, would amend Article FOURTH of the Charter to (i) eliminate required covenants and provisions for the Corporation's authorized preferred stock and provide that the terms of any such stock be established by the Board of Directors at the time of issuance and (ii) change the par value of such preferred stock from $50 to $10 per share. Certain amendments to Article EIGHTH would also be made.



The Shareholder Rights Plan (the "Rights Plan") which is described more fully below at pages __ to __ is designed to give the Board of Directors a means of helping to assure to stockholders the highest value for their investment in the Corporation if a takeover were to be proposed when the Corporation's common stock is undervalued prior to and for a period of time following emergence from bankruptcy. Your management and the Board of Directors believe that without a properly drawn rights plan, your interest in the Corporation could be vulnerable to opportunistic offerors who may wish to take advantage of a market price that does not reflect the value of the Corporation thus depriving you of the ability to realize that value.


On January 18, 1995, the Board of Directors authorized the adoption of the Rights Plan, the final terms of which were approved at their meeting on February 15, 1995, subject to approval of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") and the United States Securities and Exchange Commission ("SEC") and to the approval by a majority of the stockholders of an amendment of the Charter. (See "Description of Charter Amendment" below.) The Corporation's Committee of Equity Security Holders also recommends that stockholders approve the Charter Amendment.

An Order approving the Rights Plan has not yet been issued by the SEC or by the Bankruptcy Court. Therefore, even after the proposed Charter Amendment is approved by a majority vote of stockholders, the Rights Plan may only be implemented upon approval by the SEC and by the Bankruptcy Court. The Corporation will not proceed with the filing and implementation of the Charter Amendment unless the orders have been issued.

As with other rights plans which are already in wide use, under this Plan "rights" will be issued to all stockholders which, if triggered, entitle holders to acquire additional fractional shares of preferred stock with voting and dividend rights equivalent to common stock (or in certain circumstances other securities or property) at a considerable discount. The Rights would be triggered upon an acquiror (whose rights are void) accumulating 10 percent or more of the common stock. The issuance of the fractional shares of preferred stock would dilute the acquiror's interest and increase the cost of completing the offer. This Plan is designed to preserve the value of your interest in the Corporation by providing a disincentive to potential acquirors who are not willing or able to pay a price that reflects the true value of the common stock. The Plan's "sunset" feature, with termination of the Plan eighteen (18) months following Columbia's emergence from Chapter 11 protection, subject to extension if a proposal with respect to an acquisition of 10.0 percent or more of the common stock or business combination involving the Corporation is then pending, tailors its applicability to the emergence/post-emergence time period. The Board of Directors, however, may extend or otherwise amend the Rights Plan at any time prior to the occurrence of a distribution date thereunder, without the approval of the Corporation's stockholders. In addition, if the Charter Amendment is not approved by stockholders at the meeting, the Board of Directors and management may explore whether any alternative measures to the Rights Plan (and the related Charter Amendment) are available which would deter coercive takeover tactics and give the Board of Directors and management sufficient time to explore available alternatives to maximize stockholder value in the face of an unsolicited offer for the Corporation. However, the Board of Directors and management currently have no specific plans with regard to any such alternative measures.


The Charter Amendment is being proposed in connection with the Rights Plan. In the event, however, of a merger, tender offer or other attempt to gain control of the Corporation not approved by the Board of Directors, it might be possible for the Board of Directors to authorize the issuance of preferred stock with rights, powers and preferences that could impede completion of the transaction. However, such issue would require approval of the SEC under the terms of the Public Utility Holding Company Act of 1935 ("HCA") following public notice. Under the HCA, the SEC is required to make certain findings before permitting the issue of the preferred stock and may not permit the issue of the preferred stock, if, among other things "the terms and condition of the issue or sale of the securities are detrimental to the public interest or the interest of investors or consumers." (15 U.S.C. Section 79g(d))


YOUR BOARD OF DIRECTORS UNANIMOUSLY URGES A VOTE FOR THE AMENDMENT OF THE CHARTER PROPOSED IN CONNECTION WITH IMPLEMENTATION OF A SHAREHOLDER RIGHTS PLAN

This introduction is not intended to be a complete discussion of this item. Please read the following material for further details on this proposal.

DESCRIPTION OF PROPOSED CHARTER AMENDMENT AND SHAREHOLDER RIGHTS PLAN


The Corporation's Charter provides for the issuance of up to ten million shares of preferred stock fifty dollar ($50) par value pursuant to Certificates of Designation to be authorized by the Board of Directors from time to time. Certain provisions in the Charter subject the Corporation to various restrictions on dividends and on amounts of unsecured debt while any preferred stock is outstanding and define specific voting rights, dividend rights and liquidation rights for all preferred stock to be issued by the Corporation.
The Board of Directors believes that the specific rights, powers and preferences of each series of preferred stock, and the limitations thereon, should be determined on a case-by-case basis at the time of issuance. In addition, the specific voting rights, dividend rights and liquidation rights currently contained in the Charter are inconsistent with the terms of the preferred stock that might be issued under the Rights Plan and yet the voting dividend and liquidation rights of the preferred stock issued under the Rights Plan could be inappropriate for future issues of preferred stock. As described below, the Rights Plan provides that, in the event it is activated, holders of rights could purchase fractional shares of a new series of preferred stock that are intended to be the equivalent of shares of common stock. The proposed amendment to the Charter would delete the restriction on dividends and amounts of secured debt from the Charter. It would also remove from the Charter specific provisions regarding preferred stock voting rights, dividend rights and liquidation rights and permit the Board of Directors to determine the specific rights, powers and preferences of each series of preferred stock and the limitations thereon at the time of its issuance. The par value of the preferred stock would also be reduced to ten dollars ($10). Conforming amendments are recommended to two paragraphs of ARTICLE EIGHTH to i) provide for continuation of a staggered Board for directors elected by holders of common stock even if directors are elected by the holders of preferred stock and ii) recognize that the terms of the preferred stock may be set by resolutions adopted pursuant to ARTICLE FOURTH as proposed to be amended.



Each of the various amendments to the Certificate of Incorporation is in the best interest of stockholders as they permit, in connection with the Rights Plan, the creation of a new series of preferred stock which is an equivalent to common stock. As such, the preferred stock would not be entitled to certain protections occasionally associated with preferred stock which is not equivalent to common stock, such as a limitation on secured debt. In addition, the elimination of the specific requirements will permit the Board the flexibility of determining the terms of each issue of preferred stock at the time of issue in response to market conditions at the time.



The Board of Directors deems the proposed Charter Amendment to be in the best interest of stockholders and has recommended the Charter Amendment to stockholders for approval. A Certificate of Amendment setting forth the proposed Charter Amendment is included herewith as Exhibit 1. The terms of the preferred stock issuable upon exercise of the Rights are described below and the form of the Certificate of Designation therefor is attached as Exhibit B to the form of Rights Agreement attached as Exhibit 2 hereto.



The Board of Directors adopted and unanimously recommends that stockholders approve the Charter Amendment to facilitate implementation of the Rights Plan because the Board believes it is in the best interests of the Corporation and all its stockholders to implement reasonable measures to deter certain coercive or inadequate takeover tactics or offers. See "Reasons for and Effects of the Rights Plan" below.


Subject to the receipt of the necessary approvals described above, the terms of the Rights Plan will be set forth in a Rights Agreement between the Corporation and Harris Trust Corporation as Rights Agent (the "Rights Agreement"), the form of which is attached as Exhibit 2 to this Proxy Statement. The following summary of the provisions of the Rights Plan is qualified in its entirety by reference to the complete text of the Rights Agreement (including the exhibits thereto).

SUMMARY OF RIGHTS PLAN


Immediately after the effective date of the Rights Plan, one Right will be issued and will attach to each share of common stock outstanding and to each new share of common stock subsequently issued, but no separate certificates representing the Rights will be distributed. The Rights will not be transferrable apart from the common stock or separate from the common stock until the earlier of the date (the "Distribution Date") (x) on which the Corporation learns that a person or a group of affiliated or associated persons (an "Acquiring Person") has acquired 10.0 percent or more of the outstanding common stock (the "Threshold Acquisition") or (y) which may be designated by the Board of Directors following the commencement or announcement of a tender or exchange offer for outstanding common stock by any person, if upon consummation of such offer, such person would beneficially own 10.0 percent or more of the outstanding common stock. As soon as practicable after a Distribution Date, separate Rights Certificates will be issued and the Rights will be transferrable apart from the common stock. After a Distribution Date, and prior to a Threshold Acquisition, each Right will be the Right to purchase from the Corporation, upon exercise thereof in accordance with the terms of the Rights Plan Agreement, 1/1,000th of a share of Series A Preferred Stock (the "Preferred Stock") for $100, subject to adjustment (the "Purchase Price").


When a Threshold Acquisition occurs, each Right (except for Rights beneficially owned by or acquired from an Acquiring Person) becomes a right to purchase from the Corporation, upon exercise thereof in accordance with the terms of the Rights Plan Agreement, for the Purchase Price, that number of 1/1,000ths of a share of Preferred Stock which is equal in number to the number of shares of common stock outstanding which, at the time of such Threshold Acquisition, will have a market value equal to twice the Purchase Price. For example, based on a Purchase Price of $100 and assuming the market price of the common stock was $25 per share at the time of the Threshold Acquisition, each Right (other than a Right held by the Acquiring Person) would entitle the holder to purchase, for $100, eight one-thousandths of a share of Preferred Stock, which would be equivalent to eight shares of common stock (having a market value of $200).
Any Rights held at any time by an Acquiring Person (or by any purported transferee of an Acquiring Person) will be void and non-transferable. To the best knowledge of the Corporation, the validity of the provision voiding on a retroactive basis the Rights of transferees of an Acquiring Person in certain circumstances has not been tested in the courts, and accordingly could be the subject of litigation.

The Board of Directors may, at its option, at any time after a person becomes an Acquiring Person, mandatorily exchange all or part of the Rights (other than the Rights that have become void) for consideration per Right consisting of one-half of the securities that would be issuable at such time upon the exercise of one Right. The Board of Directors also may, at its option, issue, in substitution for Preferred Stock, common stock in an amount per share of Preferred Stock equal to the Formula Number then in effect. Since each one-one thousandth of a share of Preferred Stock is designed to be equivalent to one share of common, the "Formula Number" is 1,000, subject to adjustment in the event of stock dividends, stock splits or similar events.



The Board of Directors may, at its option, at any time prior to the earlier of
(i) such time as a person becomes an Acquiring Person and (ii) the Expiration Date (defined below), order the redemption of all, but not fewer than all, the then outstanding Rights at a redemption price of $0.01 per Right, subject to adjustment; provided, however, that, for the 120-day period after any date of a change (resulting from a proxy solicitation) in a majority of the Board of Directors of the Corporation in office at the commencement of such solicitation, the Rights may only be redeemed if (x) there are directors then in office who were in office at the commencement of such solicitation and (y) the Board of Directors of the Corporation, with the concurrence of a majority of such directors then in office, determines that such redemption is, in their judgment, in the best interests of the Corporation and its stockholders. The Corporation, at its option, may pay such redemption price either in cash or common stock or other securities of the Corporation deemed by the Board of Directors to be at least equivalent in value to such redemption price.



The Rights Plan Agreement and the Rights will expire on the date (the "Expiration Date") that is eighteen months after the date on which the Corporation's confirmed Plan of Reorganization is effective, provided that, if on such date there is pending any proposal for an acquisition of 10.0 percent or more of the common stock or a business combination involving the Corporation, the Expiration Date shall be extended to the date that is 30 days after the date on which no such proposal is pending.


Until the Distribution Date, (x) the Rights will be evidenced by the common stock certificates and will be transferred with and only with such common stock certificates, (y) new common stock certificates issued after the Rights record date will contain a notation incorporating by reference the Rights Agreement and (z) the surrender for transfer of any certificate for common stock outstanding will also constitute the transfer of the Rights associated with the common stock represented by such certificate.

As soon as practicable after the Distribution Date, separate certificates representing the Rights will be mailed to holders of record of the common stock on the Distribution Date, and thereafter the separate Rights certificates alone will represent the Rights. All shares of common stock issued prior to the Distribution Date will be issued with Rights. Shares of common stock issued after the Distribution Date under any employee plan or arrangement or in certain cases upon conversion of convertible securities of the Corporation, and in all other cases deemed necessary or appropriate by the Board of Directors, will be issued with Rights.

The determination of when such an issuance is necessary or appropriate will be made by the Board of Directors in the light of the facts and circumstances at the time of the proposed issuance, including whether there is then outstanding any acquisition offer. The Board of Directors has not at this time considered what criteria will be used in making such determination.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including the right to vote or to receive dividends.


Any offer that would cause a Threshold Acquisition to occur will be significantly more expensive for the Acquiring Person than it would be absent the Rights Plan. The Rights Plan is therefore designed to require any person interested in acquiring 10.0 percent or more of the common stock to make an offer which the Board of Directors considers to represent the full value of the common stock, in which case the Board of Directors could redeem the Rights or amend the Rights Plan to permit the offer to proceed. Prior to the Rights being separated from the common stock, the Rights will have no value in and of themselves and will have no dilutive effect on the common stock.



The distribution of the Rights should not be taxable to stockholders or to the Corporation for federal income tax purposes. In addition, if the Rights separate and become exercisable for shares of the Preferred Stock, such event should not by itself be taxable to stockholders. However, it is possible that the IRS would treat such event as a taxable dividend (at least under certain circumstances) or as some other form of taxable event. The cash received in the event of a redemption of the Rights prior to a Distribution Date should be taxable as a dividend to stockholders to the extent of the Corporation's available "earnings and profits." If a redemption of the Rights occurs after a Distribution Date, such redemption may be taxable as ordinary income or as capital gain, but in any event, should not be dividend income.



Although the Corporation believes that the foregoing is an accurate summary of the federal income tax treatment of the Rights, there are no legal precedents precisely on point.



To preserve the actual or potential economic value of the Rights, if at any time after the date of the Rights Agreement there shall be any change in the common stock or the Preferred Stock, whether by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, or other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of common stock or Preferred Stock, as the case may be (other than distribution of the Rights or regular quarterly cash dividends), or otherwise, then, in each such event the Board of Directors shall make such appropriate adjustments in the number of Preferred Stock (or the number and kind of other securities) issuable upon exercise of each Right, the Purchase Price and redemption price for the Rights in effect at such time (including the number of Rights or fractional Rights associated with each share of common stock) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of Rights would have had absent such event. If, as a result of an adjustment, the holder of Rights thereafter exercised shall become entitled to receive any securities other than Preferred Stock, thereafter the number of such securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of the Rights Agreement applicable to common stock and Preferred Stock.



Whenever an adjustment is made, the Corporation shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock a copy of such certificate and
(c) mail a brief summary thereof to each holder of Rights (or, prior to the Distribution Date, each holder of the common stock).



DESCRIPTION OF PREFERRED STOCK ISSUABLE PURSUANT TO RIGHTS PLAN.



The Preferred Stock issuable upon the exercise of the Rights will have a par value of $10 per share and will have terms so that each 1/1,000th share of Preferred Stock will be entitled to vote and participate in dividends and certain other distributions on an equivalent basis with one share of common stock. Dividends on the Preferred Stock will consist of (1) dividends payable quarterly (each a "Quarterly Dividend Payment Date") in the amount of $10.00 per whole share less the amount of all cash dividends declared on the Preferred Stock pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment Date (the total of which shall not be less than zero) and (3) dividends payable in cash on the payment date for each cash dividend declared on the common stock in an amount per whole share equal to the Formula Number then in effect times the cash dividends then to be paid on each share of common stock. In addition, if the Corporation shall pay any dividend or make any distribution on common stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of the Corporation's common stock), then the Corporation shall simultaneously pay or make on each outstanding whole share of Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect, times such dividend or distribution on each share of common stock.
Each holder of Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Preferred Stock held of record on each matter on which holders of common stock or stockholders generally are entitled to vote, multiplied by the maximum number of votes per share which any holder of common stock or stockholders generally have with respect to such matter (assuming any requirement to vote a greater number of shares is satisfied).


Except as otherwise provided in the Certificate of Designation or by applicable law, the holders of shares of Preferred Stock and the holders of shares of common stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of stockholders of the Corporation.

If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share of Preferred Stock are in default, the number of directors constituting the Board of Directors shall be increased by two. In addition to voting together with the holders of common stock for the election of other directors of the Corporation, the holders of Preferred Stock (and of any other stock on a parity with the Preferred Stock and also entitled to vote due to a default), voting separately as a class to the exclusion of the holders of common stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation. If and when such default shall cease to exist, the holders of Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall terminate and the number of directors constituting the Board of Directors shall be decreased by two. Except as provided in the Certificate of Designation or by applicable law, holders of Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as described above) for authorizing or taking any corporate action.

Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock unless, prior thereto, the holders of shares of Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of
(x) $10.00 per whole share or (y) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of common stock or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Stock, except distributions made ratably on the Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

The Preferred Stock will rank junior to all other series of preferred stock of the Corporation unless the Board of Directors shall specifically determine otherwise in fixing the special rights of such series and the limitations thereof.


REASONS FOR AND EFFECTS OF THE RIGHTS PLAN

The Board of Directors is concerned that, without a stockholder rights plan, control of the Corporation could be acquired without full value being offered to all stockholders and without the Board of Directors having an opportunity to explore all available alternatives to ensure that stockholders receive the maximum value for their shares. Accordingly, the Rights Plan was adopted in order to reduce the risk of implicitly coercive and inadequate takeover offers which may not offer full value to all stockholders.


The Rights Plan is designed to achieve this goal by exposing a potential acquiror of a substantial percentage (10 percent or more) of the outstanding common stock (which, unless the Rights are redeemed as described below, would result in a Threshold Acquisition) to the possibility that the Corporation's stockholders will be able to dilute substantially the Acquiring Person's equity interest by exercising the Rights to buy additional securities (or in certain circumstances cash or other property) of the Corporation at a substantial discount. Exercise of the Rights after a Threshold Acquisition could increase the Corporation's market capitalization, thereby making an acquisition of the Corporation more expensive and would dilute the Corporation's earnings per share. In addition, to the extent that the Corporation issues additional shares of common stock with Rights after the Threshold Acquisition (which under the Rights Agreement the Corporation is generally required to do with respect to shares of common stock issued under any employee benefit plan or arrangement and in certain cases upon the conversion of convertible securities of the Corporation, and is authorized to do in all other cases if the Board of Directors deems such an issuance of shares with Rights necessary or appropriate) and such Rights are exercised following a Threshold Acquisition, the foregoing effects would be greater. The Rights Plan, however, would not necessarily prevent an acquisition of the Corporation as the Board of Directors could redeem the Rights or amend the Rights Plan in appropriate circumstances to permit an offer, that could cause a Threshold Acquisition to occur, to proceed.

In adopting the Rights Plan, the Board of Directors considered the classified board and other provisions of the Charter, Section 203 of the Delaware General Corporation Law ("Section 203"), and the provisions of the HCA, each of which discourages two-tier, front-end loaded or partial offers or market accumulation programs which do not treat all stockholders fairly. The Board of Directors also considered the Corporation's status as a debtor under Chapter 11 of the Bankruptcy Code. For a description of the foregoing, as well as certain other provisions in the Charter which may be deemed to have an anti-takeover effect, see "Summary of Certain Charter and Statutory Provisions" below. However, the Board of Directors believes that the classified board, Section 203, the HCA and the jurisdiction of the Bankruptcy Court over the Corporation do not, either individually or in the aggregate, sufficiently protect stockholders against persons who intend to take advantage of a market price which is not reflective of the full value of the Corporation. None of these provisions provides any assurance that all stockholders will have the opportunity to realize full value in an acquisition of shares which results in a change in control of the Corporation. The Rights Plan may have the effect of discouraging or making more difficult or expensive certain mergers, tender offers or other purchases of shares of common stock (x) to which Section 203 does not apply and (y) that may afford stockholders an opportunity to sell some or all of their shares at a premium to then-prevailing market prices. To the extent the Rights Plan has the foregoing effects, it may be beneficial to incumbent management in certain unsolicited tender offers, and may discourage or render more difficult or expensive the assumption of control by a holder of a substantial block of the Corporation's shares and the removal of incumbent management. The Board of Directors believes that the Rights Plan, as described above, should not be an unreasonable obstacle to a serious bidder willing to make a bona fide, non-coercive offer for all shares at full value. In addition, the Rights Plan permits the Board of Directors of the Corporation, in its discretion, to redeem the Rights at a redemption price of $.01 per Right at any time prior to the earlier of (i) such time as a person becomes an Acquiring Person and (ii) the Expiration Date. Under Delaware law, a determination by the Board of Directors to redeem or not redeem the Rights in connection with an offer for the Corporation would be subject to the Board of Directors' fiduciary duties to act in the best interest of the Corporation's stockholders.


Although consideration of the Rights Plan was prompted by an offer to purchase minority control of the Corporation for what was deemed to be inadequate consideration, neither that offer nor any other offer to purchase control is pending. Management does not presently intend to propose other measures in future proxy solicitations which may have the effect of discouraging attempted changes in control.

SUMMARY OF CERTAIN CHARTER AND STATUTORY PROVISIONS

The Charter currently includes provisions that may have anti-takeover effects which could, among other things, delay the consummation of a second-step merger by a majority stockholder. For example, the Board of Directors is divided into three classes, each class serving for a period of three years. This could delay a holder of shares representing a majority of the voting power from obtaining control of the Corporation's Board of Directors because the holder would not be able to replace a majority of the directors prior to at least the second annual meeting of stockholders after it acquired a majority position. Under the Charter, directors serving on the Corporation's classified board may be removed only for cause. The Charter provides that, except as otherwise required by law and subject to the rights of holders of preferred stock, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board. The Charter also provides that stockholder action must be conducted at a duly called annual or special meeting of stockholders and may not be effected by written consent.


The Charter also contains certain requirements for a super-majority vote of stockholders with respect to filling director vacancies and amendments of certain provisions of the Charter. Each of these Charter provisions is designed to provide for management continuity and stability and protection for long-term prospects of the Corporation and could be deemed to discourage takeover attempts.


The Corporation, as a Delaware corporation, is subject to Section 203 of the Delaware General Corporation Law. Section 203 prevents an "interested stockholder" (generally, a stockholder owning 15 percent or more of a Delaware corporation's outstanding voting stock or an affiliate or associate thereof) from engaging in a "business combination" (defined to include a merger and certain other self-dealing transactions) with the corporation for a period of three years following the date on which such stockholder became an interested stockholder unless (i) prior to such date the corporation's board of directors approved either the business combination or the transaction which resulted in such stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in such stockholder becoming an interested stockholder, the interested stockholder owned at least 85 percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (iii) on or subsequent to such date the business combination is approved by the corporation's board of directors and authorized, at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of the holders of at least 66 2/3 percent of the outstanding voting stock not owned by the interested stockholder. However, under Section 203, the restrictions (and the 85 percent requirement) described above do not apply to, among other things, a business combination proposed by an interested stockholder prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required under Section 203 of any merger or consolidation of the corporation (other than certain mergers for which stockholder approval is not required), any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of the corporation or any majority owned subsidiary of the corporation having an aggregate market value equal to 50 percent or more of either the aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation or any tender or exchange offer for 50 percent or more of the outstanding voting stock of the corporation, which (i) is with or by a person who was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the corporation's board of directors and (ii) is approved or not opposed by a majority of the board of directors then in office who were directors prior to any person becoming an interested stockholder during the previous three years or were recommended for election to succeed such directors by a majority of such directors.


Employees and retired employees of the Corporation's operating subsidiaries have confidential rights to vote approximately 15.9% of the outstanding shares of the Corporation's common stock held for their benefit in the Employees' Thrift Plan of Columbia Gas System. The ownership of this large percentage of the outstanding common stock by employees and retirees, who might be thought to be generally friendly to management and opposed to a change of control, might make it more difficult for an "interested stockholder" to acquire the 85% interest required to complete a business combination under Section 203 of the Delaware General Corporation Law, but such ownership would not prevent a takeover.



The Board of Directors also believes that the Rights Plan is desirable notwithstanding the protections afforded by the HCA, which requires approval by the SEC of the fairness of the price, as well as other terms and conditions of certain stock and asset acquisitions involving registered holding companies such as the Corporation. Several measures have been introduced in Congress to repeal or reduce the scope of the HCA. Moreover, the HCA as now constituted does not preclude a tender offer or other unnegotiated business combination for consideration that is less than the Board of Directors considers desirable, or that the Board of Directors feels is otherwise not in the best interests of shareholders (e.g. the market price of the Corporation's stock may be depressed by circumstances not directly affecting its business). The only condition regarding price imposed by the HCA on such business combinations is that the offered consideration is reasonably related to the value of the underlying utility assets.



Finally, although the Corporation is subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware, bankruptcy courts generally do not have control over a debtor's corporate governance, particularly matters involving the stock of the corporate debtor because the equity interests in the Corporation are not property of the bankruptcy estate. Moreover, the bankruptcy courts do not generally have the authority to control the trading of shares of stock of a Chapter 11 debtor corporation. In rare and unusual circumstances, such as when a proposed action will likely adversely impact a debtor corporation's reorganization efforts and its estate, the bankruptcy court could exercise its equitable powers under Section 105 of the Bankruptcy Code to enjoin such actions. Short of invoking these extraordinary injunctive powers, the Bankruptcy Code does not provide for a specific mechanism to address stock ownership issues and does not afford protection to stockholders from possible takeover actions.


THE BOARD OF DIRECTORS HAS DETERMINED THAT THE RIGHTS PLAN IS IN THE BEST INTERESTS OF THE CORPORATION AND ALL ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE CHARTER AMENDMENT TO PERMIT IMPLEMENTATION OF THE RIGHTS PLAN.

4. OTHER MATTERS

The Board of Directors knows of no business constituting a proper subject for action by the stockholders which will be presented for consideration at the meeting other than that shown above. However, if any other business shall come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote said proxy with respect to any such business in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS FOR THE 1996 ANNUAL MEETING

Proposals of stockholders of record to be presented for a vote at the 1996 Annual Meeting of Stockholders must be received at the principal executive office of the Corporation, 20 Montchanin Road, Wilmington, Delaware 19807-0020, no later than November 14, 1995.



                                                       DANIEL L. BELL, JR.

                                                       SECRETARY

                                                                       Exhibit 1

                            CERTIFICATE OF AMENDMENT

                                       OF

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         THE COLUMBIA GAS SYSTEM, INC.

              The Columbia Gas System, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

              FIRST: That at meeting of the Board of Directors of The Columbia Gas System, Inc., held January 18, 1995, resolutions were duly adopted setting forth proposed amendments to the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and directing that said amendments be considered at the next annual meeting of stockholders. The resolution setting forth the proposed amendment is as follows:

                     RESOLVED that the Board of Directors deems it advisable
              and recommends to shareholders an amendment to ARTICLE FOURTH and Paragraphs 2 and 3 of ARTICLE EIGHTH of the Corporation's Certificate of Incorporation to set the par value of the Corporation's Preferred Stock to be Ten Dollars ($10.00) and to delete certain provisions therefrom, in order to facilitate the issuance of the Corporation's Preferred Stock, with the relative rights, preferences and limitations thereof, to be fixed in the Certificate of Designation--and that, therefore, the Restated Certificate of Incorporation shall be amended to delete ARTICLE FOURTH and Paragraphs 2 and 3 of ARTICLE EIGHTH and substitute the following therefor:

                     FOURTH:  The total number of shares of all classes of
              stock which the Corporation shall have authority to issue is One hundred and Ten Million (110,000,000), of which Ten Million (10,000,000) shares of the par value of Ten Dollars ($10.00) each are to be of a class designated Preferred Stock and One Hundred Million (100,000,000) shares of the par value of Ten Dollars ($10.00) each are to be of a class designated Common Stock.

                     The designations and the powers, preferences and rights,
              and the qualifications, limitations or restrictions thereof, of the classes of stock of the Corporation which are fixed by the Certificate of Incorporation, and the express grant of authority to the Board of Directors of the Corporation to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the shares of Preferred Stock, which are not fixed by the Certificate of Incorporation, are as follows:

                     1. The Preferred Stock may be issued from time to time in any amount, not exceeding in the aggregate the total number of shares of Preferred Stock hereinabove authorized, as Preferred Stock of one or more series, as hereinafter provided. All shares of any one series of Preferred Stock shall be alike in every particular, each series thereof shall be distinctively designated by letter or descriptive words, and all series of Preferred Stock shall rank equally and be identical in all respects except as permitted by the provisions of Section 2 of this Article Fourth.

                     2. Authority is hereby expressly granted to and vested in the Board of Directors from time to time to issue the Preferred Stock as Preferred Stock of any series and in connection with the creation of each such series to fix, by the resolution or resolutions providing for the issue of shares thereof, the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, if any, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware. Pursuant to the foregoing general authority vested in the Board of Directors, but not in limitation of the powers conferred on the Board of Directors thereby and by the laws of the State of Delaware, the Board of Directors is expressly authorized to determine with respect to each series of Preferred Stock:

                     (a) the designation of such series and number of shares constituting such series;

                     (b) the dividend rate or amount of such series, the payment dates for dividends on shares of such series, the status of such dividends as cumulative or non-cumulative, the date from which dividends on shares of such series, if cumulative, shall be cumulative, and the status of such as participating or non-participating after the payment of dividends as to which such shares are entitled to any preference;

                     (c) the price or prices (which amount may vary under different conditions or at different dates) at which, and the times, terms and conditions on which, the shares of such series may be redeemed at the option of the Corporation;

                     (d) whether or not the shares of such series shall be made optionally or mandatorily convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or other securities and, if made so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made and any other terms and conditions of such conversion or exchange;

                     (e) whether or not the shares of such series shall be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of shares of such series, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which shares of such series may be redeemed or purchased through the application of such fund;

                     (f) whether or not the issue of any additional shares of such series or any future series in addition to such series or of any shares of any other class of stock of the Corporation shall be subject to restrictions and, if so, the nature thereof;

                     (g) the rights and preferences, if any, of the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the status of the shares of such series as participating or non-participating after the satisfaction of any such rights and preferences;

                     (h) the full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law; and

                     (i) any other relative powers, preferences and participating, optional or other special rights and the qualifications, limitations or restrictions thereof, of shares of such series;

              in each case, so far as not inconsistent with the provisions of this Certificate of Incorporation or the Delaware General Corporation Law then in effect.

                     3. Out of any net profits or net assets of the Corporation legally available for dividends remaining after full dividends upon the outstanding Preferred Stock of all series, to the extent required in the resolutions adopted with respect to such series under this Article Fourth, shall have been paid or declared and set apart for payment then and not otherwise, the holders of the Common Stock shall be entitled to receive such dividends as may from time to time be declared by the Board of Directors.

                     4. Except as otherwise required by the statutes of the State of Delaware and as otherwise provided in any resolution adopted pursuant to this Article Fourth, and subject to the provisions of the ByLaws of the Corporation, as from time to time amended, with respect to the closing of the transfer books and the fixing of a record date for the determination of stockholders entitled to vote, the holders of the Common Stock shall exclusively possess voting power for the election of directors and for all other purposes.

                     5. At all elections of directors by stockholders of the Corporation, each holder of Common Stock shall be entitled to as many votes as shall equal the number of his shares of Common Stock, multiplied by the number of directors for whom he as such holder shall then be entitled to vote, and he may cast all of such votes for one of such directors or may distribute them among any two or more of them as he may see fit.

[ARTICLE EIGHTH]

                     2. Notwithstanding the foregoing and except as otherwise
              provided by law, whenever the holders of any series of the Preferred Stock shall have the right (to the exclusion of holders of Common Stock) to elect directors of the Corporation pursuant to the provisions of Article Fourth and any resolution adopted pursuant thereto, the election of such directors of the Corporation shall be governed by the terms and provisions of said resolutions and such directors so elected shall not be divided into classes pursuant to this Section 2 of Article Eighth and shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the first year following their election or, if such right of the holders of the Preferred Stock is terminated, for a term expiring in accordance with the provisions of such resolutions.


                     3. Newly-created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, even though less than a quorum of the Board of Directors, acting at a regular or special meeting. If any applicable provision of the Delaware General Corporation Law or any resolution adopted pursuant to Article IV expressly confers power on stockholders to fill such a directorship at a special meeting of stockholders, such a directorship may be filled at such a meeting only by the affirmative vote of at least 80 percent of the combined voting powers of the outstanding shares of stock of the Corporation entitled to vote generally; provided, however, that when (a) pursuant to the provisions of Article Fourth or any resolutions adopted pursuant thereto, the holders of any series of Preferred Stock have the right (to the exclusion of holder of the Common Stock), and have exercised such right, to elect directors and (b) Delaware General Corporation Law or any such resolution expressly confers on stockholders voting rights as aforesaid, if the directorship to be filled had been occupied by a director elected by the holders of Common Stock, then such directorship shall be filled by an 80 percent vote as aforesaid, but if such directorship to be filled had been elected by holders of Preferred Stock, then such directorship shall be filled in accordance with the applicable resolutions adopted under Article Fourth. Any director elected in accordance with the two preceding sentences shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified, unless such director was elected by holders of Preferred Stock (acting to the exclusion of the holders of Common Stock), in which case such director's term shall expire in accordance with the applicable resolutions adopted pursuant to Article Fourth. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.


              SECOND: That thereafter, pursuant to duly adopted resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held on April 28, 1995, upon notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

              THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

              IN WITNESS WHEREOF, The Columbia Gas System, Inc. has caused this certificate to be signed by John H. Croom, its Chairman of the Board and President and attested by Daniel L. Bell, Jr., its Secretary, as of the ___ day of ____________, 1995.
                                       THE COLUMBIA GAS SYSTEM, INC.


                                       By
                                          --------------------------------
                                                    John H. Croom
                                               Chairman of the Board
                                                     and President
ATTEST:


By
   ----------------------------
        Daniel L. Bell, Jr.
            Secretary

                                                                       Exhibit 2

                            RIGHTS AGREEMENT dated as of [              ],
                            between THE COLUMBIA GAS SYSTEM, INC., a Delaware
                            corporation (the "Company"), and [             ], a
                            [        ] corporation, as Rights Agent (the
                            "Rights Agent").



                     The Board of Directors of the Company has authorized and declared a dividend of one Right (as hereinafter defined) for each share of
Common Stock, par value $[     ] per share, of the Company (the "Common Stock")
outstanding at the Close of Business (as hereinafter defined) on [           ]
(the "Record Date"), and has authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of this Rights Agreement) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the earlier of the Redemption Date or the Expiration Date in accordance with the provisions of Section 23. Each Right shall initially represent the right to purchase one one-thousandth (1/1,000th) of a share of Series A Participating Preferred Shares, par value $10.00 per share, of the Company (the "Preferred Shares"), having the powers, rights and preferences set forth in the Certificate of Designation attached as Exhibit A.


                     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                     SECTION 1. Certain Definitions. For purposes of this Rights Agreement, the following terms have the meanings indicated:

                     "Acquiring Person" shall mean any Person who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 10.0 percent or more of the Common Shares then outstanding, but shall not include (a) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any of its Subsidiaries, or any Person holding Common Shares for or pursuant to the terms of any such employee benefit plan or (b) any such Person who has become and is such a Beneficial Owner solely because (i) of a change in the aggregate number of Common Shares outstanding since the last date on which such Person acquired Beneficial Ownership of any Common Shares, (ii) it acquired such Beneficial Ownership in the good faith belief that such acquisition would not (x) cause such Beneficial Ownership to equal or exceed 10.0 percent of the Common Shares then outstanding and such Person relied in good faith in computing the percentage of its Beneficial Ownership on publicly-filed reports or documents of the Company which are inaccurate or out-of-date or (y) otherwise cause a Distribution Date or the adjustment provided for in Section 11(a) to occur or
(iii) of shares acquired directly from the Company in connection with the Company's acquisition of a business or pursuant to an agreement with the Company stating such Person is not intended to become an Acquiring Person as a result of such acquisition. Notwithstanding clause (b)(ii) of the prior sentence, if any Person that is not an Acquiring Person due to such clause
(b)(ii) does not reduce its percentage of Beneficial Ownership of Common Shares to less than 10.0 percent by the Close of Business on the fifth Business Day after notice from the Company (the date of notice being the first day) that such Person's Beneficial Ownership of Common Shares so equals or exceeds 10.0 percent, such Person shall, at the end of such five Business Day period, become an Acquiring Person (and such clause (b)(ii) shall no longer apply to such Person). For purposes of this definition, the determination whether any Person acted in "good faith" shall be conclusively determined by the Board of Directors of the Company, acting by a vote of those directors of the Company whose approval would be required to redeem the Rights under Section 24.

                     "Affiliate" and "Associate", when used with reference to any Person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement.

                     A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own", and shall be deemed to have "Beneficial Ownership" of, any securities:

                     (i) which such Person or any of such Person's Affiliates
              or Associates is deemed to "beneficially own" within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement;

                     (ii) which such Person or any of such Person's Affiliates
              or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or
              (B) the right to vote pursuant to any agreement, arrangement or understanding (written or oral); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if (1) the agreement, arrangement or understanding (written or oral) to vote such security arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) the beneficial ownership of such security is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                     (iii) which are beneficially owned, directly or
              indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii)(B) of this definition) or disposing of any securities of the Company.

Notwithstanding the foregoing, nothing contained in this definition shall cause a Person ordinarily engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own", any securities acquired in a bona fide firm commitment underwriting pursuant to an underwriting agreement with the Company.

                     "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized or obligated by law or executive order to close.

                     "Certificate of Designation" shall mean the Certificate of Designation of Preferred Shares setting forth the powers, preferences, rights, qualifications, limitations and restrictions of such series of Preferred Stock of the Company, a copy of which is attached as Exhibit A.

                     "Close of Business" on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that, if such date is not a Business Day, "Close of Business" shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

                     "Common Shares", when used with reference to the Company, shall mean the shares of Common Stock of the Company or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed.

                     "Common Stock" shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

                     "Company" shall have the meaning set forth in the heading of this Rights Agreement.

                     The term "control" with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons by or through stock ownership, agency or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                     "Distribution Date" shall have the meaning set forth in
Section 3(b).

                     "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect on the date in question, unless otherwise specifically provided.

                     "Exchange Consideration" shall have the meaning set forth in Section 11(b)(I).

                     "Expiration Date" shall have the meaning set forth in
Section 7(a).

                     "Market Value", when used with reference to Common Shares on any date, shall be deemed to be the average of the daily closing prices, per share, of the Common Shares for the period which is the shorter of (1) 30 consecutive Trading Days immediately prior to the date in question or (2) the number of consecutive Trading Days beginning on the Trading Day immediately after the date of the first public announcement of the event requiring a determination of the Market Value and ending on the Trading Day immediately prior to the record date of such event; provided, however, that, in the event that the Market Value of the Common Shares is to be determined in whole or in part during a period following the announcement by the Company of any action of the type described in Section 12(a) that would require an adjustment thereunder, then, and in each such case, the Market Value of the Common Shares shall be appropriately adjusted to reflect the effect of such action on the market price of the Common Shares. The closing price for each Trading Day shall be the closing price quoted on the principal United States securities exchange registered under the Exchange Act (or any recognized foreign stock exchange) on which such securities are listed, or, if such securities are not listed on any such exchange, the closing price quoted on The Nasdaq Stock Market or, if such securities are not so quoted, the average of the closing bid and asked quotations with respect to a share of such securities on any National Association of Securities Dealers, Inc. quotations system, or if no such quotations are available, the average of the closing bid and asked prices as furnished by a professional marketmaker making a market in such securities selected by the Board of Directors of the Company. If on any such Trading Day no marketmaker is making a market in such securities, the closing price of such securities on such Trading Day shall be deemed to be the fair value of such securities as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent, the holders of Rights and all other Persons); provided, however, that for the purpose of determining the closing price of the Preferred Shares for any Trading Day on which there is no such market maker for the Preferred Shares the closing price on such Trading Day shall be deemed to be the Formula Number (as defined in the Certificate of Designation) times the closing price of the Common Shares of the Company on such Trading Day.

                     "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                     "Preferred Shares" shall have the meaning set forth in the introductory paragraph of this Rights Agreement. Any reference in this Rights Agreement to Preferred Shares shall be deemed to include any authorized fraction of a Preferred Share, unless the context otherwise requires.

                     "Purchase Price" with respect to each Right shall mean $100, as such amount may from time to time be adjusted as provided herein, and shall be payable in lawful money of the United States of America. All references herein to the Purchase Price shall mean the Purchase Price as in effect at the time in question.

                     "Record Date" shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

                     "Redemption Date" shall have the meaning set forth in
Section 24(a).

                     "Redemption Price" with respect to each Right shall mean $0.01, as such amount may from time to time be adjusted in accordance with
Section 12. All references herein to the Redemption Price shall mean the Redemption Price as in effect at the time in question.

                     "Right Certificate" shall mean a certificate evidencing a Right in substantially the form attached as Exhibit B.

                     "Rights" shall mean the rights to purchase Preferred Shares (or other securities) as provided in this Rights Agreement.

                     "Securities Act" shall mean the Securities Act of 1933, as in effect on the date in question, unless otherwise specifically provided.

                     "Subsidiary" shall mean a Person, at least a majority of the total outstanding voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)) of which is owned, directly or indirectly, by another Person or by one or more other Subsidiaries of such other Person or by such other Person and one or more other Subsidiaries of such other Person.

                     "Trading Day" shall mean a day on which the principal national securities exchange (or principal recognized foreign stock exchange, as the case may be) on which any securities or Rights, as the case may be, are listed or admitted to trading is open for the transaction of business or, if the securities or Rights in question are not listed or admitted to trading on any national securities exchange (or recognized foreign stock exchange, as the case may be), a Business Day.

                     SECTION 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint one or more co-Rights Agents as it may deem necessary or desirable (the term "Rights Agent" being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents). In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine.

                     SECTION 3. Issue of Rights and Right Certificates. (a) One Right shall be associated with each Common Share outstanding on the Record Date, each additional Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date and each additional Common Share with which Rights are issued after the Distribution Date but prior to the earlier of the Redemption Date or the Expiration Date as provided in Section 23; provided, however, that, if the number of outstanding Rights are combined into a smaller number of outstanding Rights pursuant to Section 12(a), the appropriate fractional Right determined pursuant to such Section shall thereafter be associated with each such Common Share.

                     (b) Until the earlier of (i) such time as the Company learns that a Person has become an Acquiring Person or (ii) the Close of Business on such date, if any, as may be designated by the Board of Directors of the Company following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any of its Subsidiaries, or any Person holding Common Shares for or pursuant to the terms of any such employee benefit plan) for outstanding Common Shares, if upon consummation of such tender or exchange offer such Person could be the Beneficial Owner of 10.0 percent or more the outstanding Common Shares (the Close of Business on the earlier of such dates being the "Distribution Date"), (x) the Rights will be evidenced by the certificates for Common Shares registered in the names of the holders thereof and not by separate Right Certificates and (y) the Rights, including the right to receive Right Certificates, will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Rights Agent will send, by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one whole Right for each Common Share (or for the number of Common Shares with which one whole Right is then associated if the number of Rights per Common Share held by such record holder has been adjusted in accordance with the proviso in Section 3(a)). If the number of Rights associated with each Common Share has been adjusted in accordance with the proviso in Section 3(a), at the time of distribution of the Right Certificates the Company may make any necessary and appropriate rounding adjustments so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Right in accordance with Section 15(a). As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

                     (c) With respect to any certificate for Common Shares, until the earliest of the Distribution Date, the Redemption Date or the Expiration Date, the Rights associated with the Common Shares represented by any such certificate shall be evidenced by such certificate alone, the registered holders of the Common Shares shall also be the registered holders of the associated Rights and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

                     (d) Certificates issued for Common Shares after the Record Date (including, without limitation, upon transfer or exchange of outstanding Common Shares), but prior to the earliest of the Distribution Date, the Redemption Date or the Expiration Date, shall have printed on, written on or otherwise affixed to them the following legend:

                     This certificate also evidences and entitles the holder
              hereof to certain Rights as set forth in a Rights Agreement dated
              as of [             ], as it may be amended from time to time
              (the "Rights Agreement"), between The Columbia Gas System, Inc.
              (the "Company") and [             ], as Rights Agent (the "Rights
              Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Rights beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights are null and void and nontransferable.

                     Notwithstanding this paragraph (d), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.

                     SECTION 4. Form of Right Certificates. The Right Certificates (and the form of election to purchase and form of assignment to be printed on the reverse side thereof) shall be in substantially the form set forth as Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 7, 11 and 23, the Right Certificates, whenever issued, shall be dated as of the Distribution Date, and on their face shall entitle the holders thereof to purchase such number of Preferred Shares as shall be set forth therein for the Purchase Price set forth therein, subject to adjustment from time to time as herein provided.

                     SECTION 5.  Execution, Countersignature and Registration.
(a) The Right Certificates shall be executed on behalf of the Company by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Treasurer or a Vice President (whether preceded by any additional title) of the Company, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary, an Assistant Secretary or a Vice President (whether preceded by any additional title, provided that such Vice President shall not have also executed the Right Certificates) of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid or obligatory for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of execution of this Rights Agreement any such person was not such an officer of the Company.

                     (b)  Following the Distribution Date, the Rights Agent
will keep or cause to be kept, at its principal office in [      ,    ], books
for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

                     SECTION 6. Transfer, Split-Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights. (a) Subject to the provisions of Sections 7(e) and 15, at any time after the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Expiration Date, any Right Certificate or Right Certificates may be transferred, split-up, combined or exchanged for another Right Certificate or Right Certificates representing, in the aggregate, the same number of Rights as the Right Certificate or Right Certificates surrendered then represented. Any registered holder desiring to transfer, split-up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent and shall surrender the Right Certificate or Right Certificates to be transferred, split-up, combined or exchanged at the principal office of the Rights Agent; provided, however, that neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any Right Certificate surrendered for transfer until the registered holder shall have completed and signed the certification contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 7(e) and 15, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates.

                     (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make a new Right Certificate of like tenor and deliver such new Right Certificate to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

                     (c) Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.


                     SECTION 7.  Exercise of Rights; Expiration Date of Rights.
(a)  Subject to Section 7(e) and except as otherwise provided herein (including
Section 11), each Right shall entitle the registered holder thereof, upon exercise thereof as provided herein, to purchase for the Purchase Price, at any time after the Distribution Date and at or prior to the earlier of (i) the Close of Business on the day that is 18 months after the confirmation of the Plan of Reorganization of the Company pursuant to Chapter 11 of the United States Bankruptcy Code, provided that, if on such date there is pending any proposal for an acquisition of 10.0 percent or more of the Common Stock or a merger or consolidation involving the Company or a sale, lease, exchange or other transfer or disposition of all or substantially all the assets of the Company, the Expiration Date shall be extended to the date that is 30 days after the date on which no such proposal is pending (the Close of Business on such date being the "Expiration Date"), or (ii) the Redemption Date, one one-thousandth (1/1,000th) of a Preferred Share, subject to adjustment from time to time as provided in Sections 11 and 12.


                     (b) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent in New York, New York, together with payment of the Purchase Price for each one one-thousandth (1/1,000th) of a Preferred Share as to which the Rights are exercised, at or prior to the earlier of (i) the Expiration Date or
(ii) the Redemption Date.

                     (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the Preferred Shares to be purchased together with an amount equal to any applicable transfer tax, in lawful money of the United States of America, in cash or by certified check or money order payable to the order of the Company, the Rights Agent shall thereupon (i) either (A) promptly requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the Preferred Shares with a depositary agent under a depositary arrangement, promptly requisition from the depositary agent depositary receipts representing the number of one one-thousandths (1/1,000ths) of a Preferred Share to be purchased (in which case certificates for the Preferred Shares to be represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with all such requests, (ii) when appropriate, promptly requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 15, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

                     (d) In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 15.

                     (e) Notwithstanding anything in this Rights Agreement to the contrary, any Rights that are at any time beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person shall be null and void and nontransferable, and any holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.

                     (f) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificates upon the occurrence of any purported exercise as set forth in this
Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

                     (g) The Company may temporarily suspend, for a period of time not to exceed 90 calendar days after the Distribution Date, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act, on an appropriate form, with respect to the Preferred Shares purchasable upon exercise of the Rights and permit such registration statement to become effective; provided, however, that no such suspension shall remain effective after, and the Rights shall without any further action by the Company or any other Person become exercisable immediately upon, the effectiveness of such registration statement. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and shall issue a further public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision herein to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification under the blue sky or securities laws of such jurisdiction shall not have been obtained or the exercise of the Rights shall not be permitted under applicable law.

                     SECTION 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered or presented for the purpose of exercise, transfer, split-up, combination or exchange shall, and any Right Certificate representing Rights that have become null and void and nontransferable pursuant to Section 7(e) surrendered or presented for any purpose shall, if surrendered or presented to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered or presented to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                     SECTION 9. Reservation and Availability of Preferred Shares. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any authorized and issued Preferred Shares held in its treasury, free from preemptive rights or any right of first refusal, a number of Preferred Shares sufficient to permit the exercise in full of all outstanding Rights.

                     (b) In the event that there shall not be sufficient Preferred Shares issued but not outstanding or authorized but unissued to permit the exercise or exchange of Rights in accordance with Section 11, the Company covenants and agrees that it will take all such action as may be necessary to authorize additional Preferred Shares for issuance upon the exercise or exchange of Rights pursuant to Section 11; provided, however, that if the Company is unable to cause the authorization of additional Preferred Shares, then the Company shall, or in lieu of seeking any such authorization, the Company may, to the extent necessary and permitted by applicable law and any agreements or instruments in effect prior to the Distribution Date to which it is a party, (A) upon surrender of a Right, pay cash equal to the Purchase Price in lieu of issuing Preferred

Shares and requiring payment therefor, (B) upon due exercise of a Right and payment of the Purchase Price for each Preferred Share as to which such Right is exercised, issue equity securities having a value equal to the value of the Preferred Shares which otherwise would have been issuable pursuant to Section 11, which value shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company or (C) upon due exercise of a Right and payment of the Purchase Price for each Preferred Share as to which such Right is exercised, distribute a combination of Preferred Shares, cash and/or other equity and/or debt securities having an aggregate value equal to the value of the Preferred Shares which otherwise would have been issuable pursuant to Section 11, which value shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company. To the extent that any legal or contractual restrictions (pursuant to agreements or instruments in effect prior to the Distribution Date to which it is party) prevent the Company from paying the full amount payable in accordance with the foregoing sentence, the Company shall pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis as such payments become permissible under such legal or contractual restrictions until such payments have been paid in full.

                     (c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise or exchange of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

                     (d) So long as the Preferred Shares issuable upon the exercise or exchange of Rights are to be listed on any national securities exchange, the Company covenants and agrees to use its best efforts to cause, from and after such time as the Rights become exercisable or exchangeable, all Preferred Shares reserved for such issuance to be listed on such securities exchange upon official notice of issuance upon such exercise or exchange.

                     (e) The Company further covenants and agrees that it will pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of Right Certificates or of any Preferred Shares or Common Shares or other securities upon the exercise or exchange of the Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or in respect of the issuance or delivery of certificates for the Preferred Shares or Common Shares or other securities, as the case may be, in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or exchange or to issue or deliver any certificates for Preferred Shares or Common Shares or other securities, as the case may be, upon the exercise or exchange of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

                     SECTION 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares or Common Shares or other securities is issued upon the exercise or exchange of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or Common Shares or other securities, as the case may be, represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of any Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares or Common Shares or other securities, as the case may be, are closed, such Person shall be deemed to have become the record holder of such Preferred Shares or Common Shares or other securities, as the case may be, on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares or Common Shares or other securities, as the case may be, are open.

                     SECTION 11. Adjustments in Rights After There Is an Acquiring Person; Exchange of Rights for Shares. (a) Upon a Person becoming an Acquiring Person, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have a right to receive, upon exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of one one-thousandths (1/1,000ths) of a Preferred Share as shall equal the result obtained by multiplying the Purchase Price by a fraction, the numerator of which is the number of one one-thousandths (1/1,000ths) of a Preferred Share for which a Right is then exercisable and the denominator of which is 50 percent of the Market Value of the Common Shares on the date on which a Person becomes an Acquiring Person. As soon as practicable after a Person becomes an Acquiring Person (provided the Company shall not have elected to make the exchange permitted by Section 11(b)(I) for all outstanding Rights), the Company covenants and agrees to use its best efforts to:

                     (I) prepare and file a registration statement under the
              Securities Act, on an appropriate form, with respect to the Preferred Shares purchasable upon exercise of the Rights;

                     (II) cause such registration statement to become effective as soon as practicable after such filing;

                     (III) cause such registration statement to remain
              effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date; and

                     (IV) qualify or register the Preferred Shares purchasable
              upon exercise of the Rights under the blue sky or securities laws of such jurisdictions as may be necessary or appropriate.

                     (b)(I) The Board of Directors of the Company may, at its option, at any time after a Person becomes an Acquiring Person, mandatorily exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that shall have become null and void and nontransferable pursuant to the provisions of Section 7(e)) for consideration per Right consisting of one-half of the securities (and/or cash) that would be issuable at such time upon the exercise of one Right in accordance with Section 11(a) or Section 9(b)(B) or (C) (the consideration issuable per Right pursuant to this Section 11(b)(I) being the "Exchange Consideration"). The Board of Directors of the Company may, at its option, issue, in substitution for Preferred Shares, Common Shares in an amount per Preferred Share equal to the Formula Number (as defined in the Certificate of Designation) if there are sufficient Common Shares issued but not outstanding or authorized but unissued. If the Board of Directors of the Company elects to exchange all the Rights for Exchange Consideration pursuant to this Section 11(b)(I) prior to the physical distribution of the Rights Certificates, the Company may distribute the Exchange Consideration in lieu of distributing Right Certificates, in which case for purposes of this Rights Agreement holders of Rights shall be deemed to have simultaneously received and surrendered for exchange Right Certificates on the date of such distribution. (II) Any action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to Section 11(b)(I) shall be irrevocable and, immediately upon the taking of such action and without any further action and without any notice, the right to exercise any such Right pursuant to Section 11(a) shall terminate and the only right thereafter of a holder of such Right shall be to receive the Exchange Consideration in exchange for each such Right held by such holder. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Rights for the Exchange Consideration will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which shall have become null and void and nontransferable pursuant to the provisions of Section 7(e)) held by each holder of Rights.

                     SECTION 12. Certain Adjustments. (a) To preserve the actual or potential economic value of the Rights, if at any time after the date of this Rights Agreement there shall be any change in the

Common Shares or the Preferred Shares, whether by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Shares or Preferred Shares, as the case may be (other than distribution of the Rights or regular quarterly cash dividends) or otherwise, then, in each such event, the Board of Directors of the Company shall make such appropriate adjustments in the number of Preferred Shares (or the number and kind of other securities) issuable upon exercise of each Right, the Purchase Price and Redemption Price in effect at such time and the number of Rights outstanding at such time (including the number of Rights or fractional Rights associated with each Common Share) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of the Rights would have had absent such event.

                     (b)  If, as a result of an adjustment made pursuant to
Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Preferred Shares, thereafter the number of such securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Sections 11 and 12 and the provisions of Sections 7, 9 and 10 with respect to the Preferred Shares shall apply, as nearly as reasonably may be, on like terms to any such other securities.

                     (c) All Rights originally issued by the Company subsequent to any adjustment made to the amount of Preferred Shares or other securities relating to a Right shall evidence the right to purchase, for the Purchase Price, the adjusted number and kind of securities purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                     (d) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares or number or kind of other securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the terms which were expressed in the initial Right Certificates issued hereunder.

                     (e) In any case in which action taken pursuant to Section 12(a) requires that an adjustment be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Shares and/or other securities, if any, issuable upon such exercise over and above the Preferred Shares and/or other securities, if any, issuable before giving effect to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional securities upon the occurrence of the event requiring such adjustment.

                     SECTION 13. Certificate of Adjustment. Whenever an adjustment is made as provided in Section 11 or 12, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

                     SECTION 14. Additional Covenants. (a) Notwithstanding any other provision of this Rights Agreement, no adjustment to the number of Preferred Shares (or fractions of a share) or other securities for which a Right is exercisable or the number of Rights outstanding or associated with each Common Share or any similar or other adjustment shall be made or be effective if such adjustment would have the effect of reducing or limiting the benefits the holders of the Rights would have had absent such adjustment, including, without limitation, the benefits under Sections 11 and 12, unless the terms of this Rights Agreement are amended so as to preserve such benefits.

                     (b) The Company covenants and agrees that, after the Distribution Date, except as permitted by Section 26, it will not take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is intended or reasonably foreseeable that such action will reduce or otherwise limit the benefits the holders of the Rights would have had absent such action, including, without limitation, the benefits under Sections 11 and 12. Any action taken by the Company during any period after any Person becomes an Acquiring Person but prior to the Distribution Date shall be null and void unless such action could be taken under this Section 14(b) from and after the Distribution Date.

                     SECTION 15. Fractional Rights and Fractional Shares. (a) The Company may, but shall not be required to, issue fractions of Rights or distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 15(a), the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second and third sentences of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

                     (b) The Company may, but shall not be required to, issue fractions of Preferred Shares upon exercise of the Rights or distribute certificates which evidence fractional Preferred Shares. In lieu of fractional Preferred Shares, the Company may elect to (i) utilize a depository arrangement as provided by the terms of the Preferred Shares or (ii) in the case of a fraction of a Preferred Share (other than one one-thousandth (1/1,000th) of a Preferred Share or any integral multiple thereof), pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share, if any are outstanding and publicly traded (or the Formula Number times the current market value of one Common Share if the Preferred Shares are not outstanding and publicly traded). For purposes of this Section 15(b), the current market value of a Preferred Share (or Common Share) shall be the closing price of a Preferred Share (or Common Share) (as determined pursuant to the second and third sentences of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date of such exercise. If, as a result of an adjustment made pursuant to
Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Preferred Shares, the provisions of this Section 15(b) shall apply, as nearly as reasonably may be, on like terms to such other securities.

                     (c) The Company may, but shall not be required to, issue fractions of Common Shares upon exchange of Rights pursuant to Section 11(b), or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current Market Value of one Common Share as of the date on which a Person became an Acquiring Person.

                     (d) The holder of Rights by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right except as provided in this Section 15.

                     SECTION 16. Rights of Action. (a) All rights of action in respect of this Rights Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares) may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and shall be entitled to specific performance of the obligations of any Person under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.

                     (b) Any holder of Rights who prevails in an action to enforce the provisions of this Rights Agreement shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred in such action.

                     SECTION 17. Transfer and Ownership of Rights and Right Certificates. (a) Prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares and the Rights associated with the Common Shares shall be automatically transferred upon the transfer of the Common Shares.

                     (b) After the Distribution Date, the Right Certificates will be transferable, subject to Section 7(e), only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer.

                     (c) The Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate for Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

                     SECTION 18. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends or be deemed, for any purpose, the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

                     SECTION 19. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder.

                     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

                     SECTION 20. Merger or Consolidation or Change of Rights Agent. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 22. In case, at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

                     (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

                     SECTION 21. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates (or, prior to the Distribution Date, of the Common Shares), by their acceptance thereof, shall be bound:

                     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such opinion.

                     (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking, refraining from taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Chief Legal Officer, a Vice President (whether preceded by any additional title), the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

                     (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or wilful misconduct.

                     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                     (e)  The Rights Agent shall not be under any
responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 12 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or Common Shares to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any Preferred Shares or Common Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

                     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

                     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Legal Officer, a Vice President (whether preceded by any additional title), the Secretary or the Treasurer of the Company, in connection with its duties and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                     (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct provided reasonable care was exercised in the selection and continued employment thereof.

                     (j) The Company agrees to indemnify and to hold the Rights Agent harmless against any loss, liability, damage or expense (including reasonable fees and expenses of legal counsel) which the Rights Agent may incur resulting from its actions as Rights Agent pursuant to this Rights Agreement; provided, however, that the Rights Agent shall not be indemnified or held harmless with respect to any such loss, liability, damage or expense incurred by the Rights Agent as a result of, or arising out of, its own negligence, bad faith or wilful misconduct. In no case shall the Company be liable with respect to any action, proceeding, suit or claim against the Rights Agent unless the Rights Agent shall have notified the Company, by letter or by facsimile confirmed by letter, of the assertion of any action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent shall have notice of any such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim. The Company shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim, and, if the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim. In the event that the Company assumes such defense, the Company shall not thereafter be liable for the fees and expenses of any additional counsel retained by the Rights Agent, so long as the Company shall retain counsel satisfactory to the Rights Agent, in the exercise of its reasonable judgment, to defend such action, proceeding, suit or claim. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company.

                     SECTION 22. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares) by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares) by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) (who shall, with such notice, submit his Right Certificate or, prior to the Distribution Date, the certificate representing his Common Shares, for inspection by the Company), then the registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to conduct a stock transfer or corporate trust business in the State of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000; provided that the principal transfer agent for the Common Shares shall in any event be qualified to be the Rights Agent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares). Failure to give any notice provided for in this Section 22, however, or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                     SECTION 23. Issuance of Additional Rights and Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

                     SECTION 24. Redemption and Termination. (a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) such time as a Person becomes an Acquiring Person and (ii) the Expiration Date, order the redemption of all, but not fewer than all, the then outstanding Rights at the Redemption Price (the date of such redemption being the "Redemption Date"), and the Company, at its option, may pay the Redemption Price either in cash or Common Shares or other securities of the Company deemed by the Board of Directors of the Company, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price; provided, however, that, in addition to any other limitations contained herein on the right to redeem outstanding Rights (including the occurrence of any event or the expiration of any period after which the Rights may no longer be redeemed), for the 120-day period after any date of a change (resulting from a proxy or consent solicitation) in a majority of the Board of Directors of the Company in office at the commencement of such solicitation, the Rights may only be redeemed if (A) there are directors then in office who were in office at the commencement of such solicitation and (B) the Board of Directors of the Company, with the concurrence of a majority of such directors then in office, determines that such redemption is, in their judgment, in the best interests of the Company and its stockholders.

                     (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 Business Days after the action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Each such notice of redemption will state the method by which payment of the Redemption Price will be made. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder of Rights receives such notice. In any case, failure to give such notice by mail, or any defect in the notice, to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights.

                     SECTION 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                     The Columbia Gas System, Inc.
                     20 Montchanin Road
                     Wilmington, DE 19807

                     Attention:  Chief Legal Officer

Subject to the provisions of Section 22, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                     [Bank Name]
                     [      ]
                     [      ]
                     [      ]

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to any holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares.

                     SECTION 26. Supplements and Amendments. At any time prior to the Distribution Date and subject to the last sentence of this Section 26, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement (including, without limitation, the date on which the Distribution Date shall occur, the time during which the Rights may be redeemed pursuant to Section 24 or any provision of the Certificate of Designation) without the approval of any holder of the Rights. From and after the Distribution Date and subject to applicable law, the Company may, and the Rights Agent shall if the Company so directs, amend this Rights Agreement without the approval of any holders of Right Certificates
(i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision of this Rights Agreement or (ii) to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Any supplement or amendment adopted during any period after any Person has become an Acquiring Person but prior to the Distribution Date shall be null and void unless such supplement or amendment could have been adopted under the prior sentence from and after the Distribution Date. Any supplement or amendment to this Rights Agreement duly approved by the Company that does not amend Sections 19, 20, 21 or 22 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything contained in this Rights Agreement to the contrary, during the 120-day period after any date of a change (resulting from a proxy or consent solicitation) in a majority of the Board of Directors of the Company in office at the commencement of such solicitation, this Rights Agreement may be supplemented or amended only if (A) there are directors then in office who were in office at the commencement of such solicitation and (B) the Board of Directors of the Company, with the concurrence of a majority of such directors then in office, determines that such supplement or amendment is, in their judgment, in the best interests of the Company and its stockholders and, after the Distribution Date, the holders of the Right Certificates. In addition, notwithstanding anything to the contrary contained in this Rights Agreement, no supplement or amendment to this Rights Agreement shall be made which (a) reduces the Redemption Price (except as required by Section 12(a)) or (b) provides for an earlier Expiration Date.

                     SECTION 27. Successors. All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                     SECTION 28. Benefits of Rights Agreement; Determinations and Actions by the Board of Directors, etc. (a) Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Shares) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Shares).

                     (b) Except as explicitly otherwise provided in this Rights Agreement, the Board of Directors of the Company shall have the exclusive power and authority to administer this Rights Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement and
(ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend this Rights Agreement and a determination of whether there is an Acquiring Person).

                     (c) Nothing contained in this Rights Agreement shall be deemed to be in derogation of the obligation of the Board of Directors of the Company to exercise its fiduciary duty. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to reject any tender offer, or to recommend that holders of Common Shares reject any tender offer, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any tender offer that the Board of Directors believes is necessary or appropriate in the exercise of such fiduciary duty.

                     SECTION 29. Severability. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                     SECTION 30. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the law of the State of Delaware and for all purposes shall be governed by and construed in accordance with the law of such State applicable to contracts to be made and performed entirely within such State.

                     SECTION 31. Counterparts; Effectiveness. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. This Rights Agreement shall be effective as of the Close of Business on the date hereof.

                     SECTION 32. Descriptive Headings. Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Rights Agreement.


                     IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed as of the day and year first above written.


                            THE COLUMBIA GAS SYSTEM, INC.

                              by
                                --------------------------
                                Name:
                                Title:



                            [                ], as Rights Agent,

                              by
                                --------------------------
                                Name:
                                Title:

                                                                       EXHIBIT A
                                                                    TO EXHIBIT 2



                       CERTIFICATE OF THE VOTING POWERS,
                     DESIGNATIONS, PREFERENCES AND RELATIVE
                   PARTICIPATING, OPTIONAL AND OTHER SPECIAL
                     RIGHTS AND QUALIFICATIONS, LIMITATIONS
                          OR RESTRICTIONS OF SERIES A
                        PARTICIPATING PREFERRED STOCK OF
                         THE COLUMBIA GAS SYSTEM, INC.


                     Pursuant to Section 151 of the General Corporation Law of the State of Delaware, The Columbia Gas System, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

                     That, pursuant to the authority conferred upon the Board of Directors of the Company (the "Board") by Article Fourth of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), the Board on ________ __, 1995, adopted the following resolution creating a series of Preferred Stock designated as Series A Participating Preferred Stock:

                     RESOLVED, that, pursuant to the authority vested in the
              Board in accordance with the provisions of the Certificate of Incorporation of the Company, a series of Preferred Stock of the Company is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

                     SECTION 1. Designation and Number of Shares. The shares of such series shall be designated as "Series A Participating Preferred Stock" (the "Preferred Shares"), par value $10.00 per share. The number of shares
initially constituting the Preferred Shares shall be [          ]; provided,
however, that, if more than a total of [      ] shares of Preferred Shares
shall be issuable upon the exercise of Rights (the "Rights") issued pursuant to
the Rights Agreement dated as of [          ], 1995 between the Company and [
] , a [        ] banking corporation, as Rights Agent (the "Rights Agreement"), the Board, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Preferred Shares authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

                     SECTION 2. Dividends or Distributions. (a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Company ranking prior and superior to the shares of Preferred Shares with respect to dividends, the holders of shares of the Preferred Shares shall be entitled to receive, when, as and if declared by the Board, out of the assets of the Company legally available therefor, (1) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board shall approve (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Preferred Shares, in the amount of $10.00 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Preferred Shares pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Preferred Shares (the total of which shall not, in any event, be less than zero) and (2) dividends payable in cash on the payment date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the Company shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Company shall simultaneously pay or make on each outstanding whole share of Preferred Shares a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. As used herein, the "Formula Number" shall be 1,000; provided, however, that,
if at any time after [            ], 1995, the Company shall (i) declare or pay
any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after
[          ], 1995, the Company shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Preferred Shares continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

                     (b) The Company shall declare a dividend or distribution on the Preferred Shares as provided in Section 2(a) immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that, in the event no dividend or distribution (other than a dividend or distribution in shares of Common Stock) shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per whole share on the Preferred Shares shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Board of may fix a record date for the determination of holders of shares of Preferred Shares entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock.

                     (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Preferred Shares from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Preferred Shares; provided, however, that dividends on such shares which are originally issued after the record date for the determination of holders of shares of Preferred Shares entitled to receive a quarterly dividend and on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Preferred Shares which are originally issued prior to the record date for the determination of holders of shares of Preferred Shares entitled to receive a quarterly dividend on the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

                     (d) So long as any shares of the Preferred Shares are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common

Stock unless, in each case, the dividend required by this Section 2 to be declared on the Preferred Shares shall have been declared.

                     (e) The holders of the shares of Preferred Shares shall not be entitled to receive any dividends or other distributions except as provided herein.

                     SECTION 3. Voting Rights. The holders of shares of Preferred Shares shall have the following voting rights:

                     (a) Each holder of Preferred Shares shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Preferred Shares held of record on each matter on which holders of the Common Stock or stockholders generally are entitled to vote, multiplied by the maximum number of votes per share which any holder of the Common Stock or stockholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

                     (b) Except as otherwise provided herein or by applicable law, the holders of shares of Preferred Shares and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Company and on all other matters submitted to a vote of stockholders of the Company.

                     (c) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Preferred Shares are in default, the number of directors constituting the Board shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of record of the Preferred Shares, voting separately as a single class or as a class with the holders of shares of any capital stock of the Company ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Shares, if such holders are then entitled to elect additional directors pursuant to any provision of the Certificate of Designation of such stock that is similar to this Section 3(c) ("Defaulted Parity Stock"), to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends on the Preferred Shares in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Preferred Shares being entitled to cast a number of votes per share of Preferred Shares equal to the Formula Number. Until the default in payments of all dividends on the Preferred Shares which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Preferred Shares and Defaulted Parity Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Preferred Shares shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board shall be reduced by two. The voting rights granted by this Section 3(c) shall be in addition to any other voting rights granted to the holders of the Preferred Shares in this Section 3.

                     (d) Except as provided herein, in Section 11 or by applicable law, holders of Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

                     SECTION 4. Certain Restrictions. (a) Whenever quarterly dividends or other dividends or distributions payable on the Preferred Shares as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Preferred Shares outstanding shall have been paid in full, the Company shall not

                     (i) declare or pay dividends on, make any other
              distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Shares;

                     (ii) declare or pay dividends on or make any other
              distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Shares, except dividends paid ratably on the Preferred Shares and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                     (iii) redeem or purchase or otherwise acquire for
              consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Shares; provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Preferred Shares; or

                     (iv) purchase or otherwise acquire for consideration any
              shares of Preferred Shares, or any shares of stock ranking on a parity with the Preferred Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                     (b) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                     SECTION 5. Liquidation Rights. Upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Shares unless, prior thereto, the holders of shares of Preferred Shares shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $10.00 per whole share or
(y) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Shares, except distributions made ratably on the Preferred Shares and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

                     SECTION 6. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the then outstanding shares of Preferred Shares shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 6 and Section 2 appear to apply to a transaction, this Section 6 will control.

                     Section 7. No Redemption; No Sinking Fund. (a) The Preferred Shares shall not be subject to redemption by the Company or at the option of any holder of Preferred Shares; provided, however, that the Company may purchase or otherwise acquire outstanding Preferred Shares in the open market or by offer to any holder or holders of Preferred Shares.

                     (b) The Preferred Shares shall not be subject to or entitled to the operation of a retirement or sinking fund.

                     SECTION 8. Ranking. The Preferred Shares shall rank junior to all other series of Preferred Stock of the Company, unless the Board shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.

                     SECTION 9. Fractional Shares. The Preferred Shares shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Preferred Shares. In lieu of fractional shares, the Company, prior to the first issuance of a share or a fraction of a share of Preferred Shares, may elect (1) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share or any integral multiple thereof or (2) to issue depository receipts evidencing such authorized fraction of a share of Preferred Shares pursuant to an appropriate agreement between the Company and a depository selected by the Company; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Preferred Shares.

                     SECTION 10. Reacquired Shares. Any shares of Preferred Shares purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

                     SECTION 11. Amendment. None of the powers, preferences and relative, participating, optional and other special rights of the Preferred Shares as provided herein or in the Certificate of Incorporation shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Preferred Shares so as to affect them adversely without the affirmative vote of the holders of at least 66-2/3 percent of the outstanding shares of Preferred Shares, voting as a separate class; provided, however, that no such amendment approved by the holders of at least 66-2/3 percent of the outstanding shares of Preferred Shares shall be deemed to apply to the powers, preferences, rights or privileges of any holder of

Preferred Shares originally issued upon exercise of a Right after the time of such approval without the approval of such holder.

                     IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed in its corporate name on this day of 1995.


                            THE COLUMBIA GAS SYSTEM, INC.


                              by

                                --------------------------
                                Name:
                                Title:

Attest:

- -------------------------
Name:
Title:

                                                                       EXHIBIT B
                                                                    TO EXHIBIT 2

                          [Form of Right Certificate]


Certificate No. [R]-         ___________ Rights


                     NOT EXERCISABLE AFTER [             ], OR EARLIER IF
                     REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.


                   Right Certificate

                         THE COLUMBIA GAS SYSTEM, INC.


                     This certifies that                     , or registered
assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and
conditions of the Rights Agreement dated as of [               ] (the "Rights
Agreement"), between The Columbia Gas System, Inc., a Delaware corporation (the
"Company"), and [            ], a [          ] corporation, as Rights Agent
(the "Rights Agent"), unless the Rights evidenced hereby shall have been previously redeemed by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and prior to 5:00 p.m., New York City time, eighteen months after the confirmation of the Plan of Reorganization of the Company pursuant to Chapter 11 of the United States Bankruptcy Code, provided that, if on such date there is pending before the U. S. Securities and Exchange Commission (the "Commission") any proceedings seeking the approval of the Commission under the Public Utility Holding Company Act of 1935 for an acquisition of 10.0 percent or more of the Common Stock or a merger or consolidation involving the Company or a sale, lease or other disposition of all or substantially all the assets of the Company, the Expiration Date shall be extended to the date that is 30 days after the later of the entry by the Commission of a final order which is not subject to further review in (A) such proceedings and (B) any similar proceedings with respect to any other such acquisition of Common Stock or merger, consolidation or disposition of all or substantially all the Company's assets which are commenced prior to the conclusion of the Commission proceedings referred to above (the "Expiration Date"), at the principal office of the Rights Agent, or
its successors as Rights Agent, in [          ] one one-thousandths
(1/1,000ths) of a fully paid, nonassessable share of Series A Participating Preferred Stock, par value $10.00 per share, of the Company (the "Preferred Shares"), at a purchase price per one one-thousandth (1/1,000th) of a share equal to $100 (the "Purchase Price") payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.

                     The Purchase Price and the number and kind of shares which may be purchased upon exercise of each Right evidenced by this Right Certificate, as set forth above, are the Purchase Price and the number and kind
of shares which may be so purchased as of [              ].  As provided in the
Rights Agreement, the Purchase Price and the number and kind of shares which may be purchased upon the exercise of each Right evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

                     If the Rights evidenced by this Right Certificate are at any time beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall be null and void and nontransferable and the holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.

                     This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which reference to the Rights Agreement is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available from the Company upon written request.

                     This Right Certificate, with or without other Right Certificates, upon surrender at the principal stock transfer or corporate trust office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number and kind of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at its option at a redemption price (in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors to be at least equivalent in value) of $0.01 per Right (which amount shall be subject to adjustment as provided in the Rights Agreement) at any time prior to the earlier of (i) such time as a Person becomes an Acquiring Person and (ii) the Expiration Date; provided, however, that, for the 120-day period after any date of a change (resulting from a proxy or consent solicitation) in a majority of the Board of Directors of the Company in office at the commencement of such solicitation, the Rights may only be redeemed if (A) there are directors then in office who were in office at the commencement of such solicitation and (B) the Board of Directors of the Company, with the concurrence of a majority of such directors then in office, determines that such redemption is, in their judgment, in the best interests of the Company and its stockholders.

                     The Company may, but shall not be required to, issue fractions of Preferred Shares or distribute certificates which evidence fractions of Preferred Shares upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing fractional shares, the Company may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share or any integral multiple thereof or to issue certificates or utilize a depository arrangement as provided in the terms of the Rights Agreement and the Preferred Shares.

                     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or subscription rights, or otherwise, until the

Right or Rights evidenced by this Right Certificate shall have been exercised as provided in accordance with the provisions of the Rights Agreement.

                     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.


   WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of:

                            THE COLUMBIA GAS SYSTEM, INC.

                              by

                            -------------------------
                                Name:
                                Title:

Attest:

- ------------------------
Name:
Title:


Countersigned:

[                 ],
as Rights Agent,

  by
    ---------------------
              Authorized Officer

                     [On Reverse Side of Right Certificate]


                          FORM OF ELECTION TO PURCHASE

                  (To be executed by the registered holder if
                   such holder desires to exercise the Rights
                    represented by this Right Certificate.)


To the Rights Agent:

                     The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Right Certificate to purchase the Series A Participating Preferred Stock (or other shares) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:
Please insert social security or
other identifying number


- ------------------------------------------------------------
                                         (Please print name and address)


- ------------------------------------------------------------

                     If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number


- ------------------------------------------------------------
                                         (Please print name and address)


- ------------------------------------------------------------

Dated:  ___________, 19__



                            ------------------------------
                            Signature


Signature Guaranteed:


                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)

                     FOR VALUE RECEIVED _______________________________
hereby sells, assigns and transfers unto _________________________________

- -----------------------------------------------
(Please print name and address of transferee)

- -----------------------------------------------

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________ Attorney, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.

Dated:  ____________, 19__


                                     ------------------------------
                                     Signature

Signature Guaranteed:

                     The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); (2) this Rights Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate; and (3) after inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).


                                       ------------------------------
                                       Signature


                                     NOTICE

                     The signature on the foregoing Form of Election to Purchase or Form of Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

To Columbia Gas Stockholders:

Columbia's Annual Meeting of Stockholders will be held at 1 p.m. (EDT) on Friday,                      LOGO
April 28, 1995, in the du Barry Room of the Hotel du Pont, 11th and Market Streets,                    HERE
Wilmington, Delaware.

Attached is your 1995 proxy card. Please read both sides, and then mark, sign and date it. Please detach and return the card promptly in the enclosed business reply envelope. No postage is required if it is mailed in the United States.

Thank you for voting on these very important proxy issues.

Daniel L. Bell, Jr.
Secretary





                                  Detach Here
- --------------------------------------------------------------------------------




                         THE COLUMBIA GAS SYSTEM, INC.
- --------------------------------------------------------------------------------

            Proxy for April 28, 1995 Annual Meeting of Stockholders
- --------------------------------------------------------------------------------

         (This Proxy is solicited on behalf of the Board of Directors)

The undersigned hereby appoints John H. Croom, Wilson K. Cadman, Gerald E. Mayo and any of them, Proxies, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of The Columbia Gas System, Inc., to be held at the Hotel du Pont, Wilmington, Delaware, on April 28, 1995, at 1 p.m. (EDT) and at any adjournment thereof or on any business that may properly come before the meeting.

The shares represented hereby will be voted in accordance with the
specifications in this Proxy.   WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL
VOTE THE SHARES REPRESENTED BY THIS PROXY FOR THE ELECTION OF DIRECTORS, FOR ARTHUR ANDERSEN LLP, AS INDEPENDENT PUBLIC ACCOUNTANTS, AND FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.



                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
  Please Sign and Date on Reverse Side and Return Promptly Using the Enclosed
                                   Envelope.

                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 ROCHESTER, NY
                                                                PERMIT NO. 1122





                                  Detach Here
- --------------------------------------------------------------------------------

       PROXY                          The Columbia Gas System, Inc.PROXY
     Please mark vote in oval in the following manner using dark ink only 0


[                                                                                                                                 ]

1. ELECTION OF DIRECTORS:                                   For All  3.AMENDMENT OF CERTIFICATE OF      For  Against  Abstain
   R. F. Albosta; M. Jozoff;                 For  Withheld  Except     INCORPORATION TO PERMIT           0      0        0
   G. P. MacNichol, III; G. E. Mayo           0      0         0       IMPLEMENTATION OF
   and D. E. Olesen                                                    SHAREHOLDER RIGHTS PLAN.

   (NOTE:  IF THIRD OVAL IS MARKED, CROSS                            4.TRANSACTION OF SUCH OTHER
   THROUGH NAME(S) FOR WHOM VOTES ARE                                  BUSINESS AS MAY PROPERLY
   WITHHELD.)                                                          COME BEFORE THE MEETING OR
                                                                       ANY ADJOURNMENT THEREOF.
2. ELECTION OF ARTHUR ANDERSON LLP AS
   INDEPENDENT PUBLIC ACCOUNTANTS.
                                             For  Against  Abstain
                                              0      0        0
Signed
        ---------------------------------

        ---------------------------------

DATED:  ___________________, 1995


If you receive more than one proxy card, please vote, sign and return all cards in the enclosed envelopes. Executors, administrators, trustees, etc., should give full title. For joint accounts, each joint owner should sign. Corporations should sign full corporation name by duly authorized officer with the signature attested by Corporate Secretary.





         Return to The Columbia Gas System, Inc., c/o Harris Trust Company of
                New York, P.O. Box 830, Chicago, IL  60690-9972

To Columbia Gas Stockholders:

Columbia's Annual Meeting of Stockholders will be held at 1 p.m. (EDT) on Friday,                                      LOGO
April 28, 1995, in the du Barry Room of the Hotel du Pont, 11th and Market Streets,                                    HERE
Wilmington, Delaware.

Attached is your 1995 proxy card. Please read both sides, and then mark, sign and date it. Please detach and return the card promptly in the enclosed business reply envelope. No postage is required if it is mailed in the United States.

Thank you for voting on these very important proxy issues.

Daniel L. Bell, Jr.
Secretary





                                  Detach Here
- --------------------------------------------------------------------------------




                        CONFIDENTIAL VOTING INSTRUCTIONS
    TO:  FIRST FIDELITY BANK, N.A., TRUSTEE UNDER EMPLOYEES' THRIFT PLAN OF
                              COLUMBIA GAS SYSTEM
- --------------------------------------------------------------------------------
            Proxy for April 28, 1995, Annual Meeting of Stockholders
- --------------------------------------------------------------------------------

         (This Proxy is solicited on behalf of the Board of Directors)

First Fidelity Bank is hereby instructed to vote the equivalent number of shares of common stock of The Columbia Gas System, Inc., represented by my units, as indicated on the reverse side of this card, in the Columbia Gas System Stock Fund and a proportionate share of any shares of common stock held in the unallocated ESOP Suspense Account of the Employees' Thrift Plan at the Annual Meeting of Stockholders of The Columbia Gas System, Inc., to be held at the Hotel du Pont, Wilmington, Delaware, on April 28, 1995, at 1 p.m. (EDT) and at any adjournment thereof or on any business that may properly come before the meeting.



EVERY PROPERLY SIGNED VOTING INSTRUCTIONS FORM WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS VOTING INSTRUCTIONS FORM WILL BE VOTED FOR ALL NOMINEES FOR ELECTION AS DIRECTOR, FOR ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.




                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
  Please Sign and Date on Reverse Side and Return Promptly Using the Enclosed
                                   Envelope.

                                                                    BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  ROCHESTER, NY
                                                                 PERMIT NO. 1122





                                  Detach Here
- --------------------------------------------------------------------------------

 PROXY                    The Columbia Gas System, Inc.                   PROXY
     Please mark vote in oval in the following manner using dark ink only 0

[                                                                                                                                 ]

1. ELECTION OF DIRECTORS:                                                 3.AMENDMENT OF CERTIFICATE OF    For Against Abstain
   R. F. Albosta; M. Jozoff; G. P.                      For All             INCORPORATION TO PERMIT         0     0       0
   MacNichol, III; G. E. Mayo and          For Withheld Except              IMPLEMENTATION OF
   D. E. Olesen                             0     0       0                 SHAREHOLDER RIGHTS PLAN.

   (NOTE:  IF THIRD OVAL IS MARKED, CROSS                                 4.TRANSACTION OF SUCH OTHER
   THROUGH NAME(S) FOR WHOM VOTES ARE                                       BUSINESS AS MAY PROPERLY
   WITHHELD.)                                                               COME BEFORE THE MEETING OR
                                                                            ANY ADJOURNMENT THEREOF.
2. ELECTION OF ARTHUR ANDERSON LLP AS      For Against Abstain
   INDEPENDENT PUBLIC ACCOUNTANTS.          0     0       0


Signed
        ---------------------------------

        ---------------------------------



If you receive more than one proxy card, please vote, sign and return all cards in the enclosed envelopes. Executors, administrators, trustees, etc., should give full title. For joint accounts, each joint owner should sign. Corporations should sign full corporation name by duly authorized officer with the signature attested by Corporate Secretary.





         Return to The Columbia Gas System, Inc., c/o Harris Trust Company of
                New York, P.O. Box 830, Chicago, IL  60690-9972